                                              SEMIANNUAL REPORT
                                              MARCH 31, 2002

PRUDENTIAL
ACTIVE BALANCED FUND

FUND TYPE
Balanced/allocation

OBJECTIVE
Income and long-term growth of capital


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                  PRUDENTIAL (LOGO)

The Prudential Investment Portfolios, Inc.  Prudential Active Balanced Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Active Balanced Fund (the Fund) seeks income and long-term growth of capital by investing in a portfolio of equity, fixed-income, and money market securities that are actively managed to take advantage of opportunities created by what we see as market misvaluations. The Fund's investments will be shifted among equity securities, fixed income securities, and money market instruments to maximize its total investment return. The Quantitative
Management group manages the asset allocation with the aid of a quantitative model. They also manage the stocks using other quantitative models to select securities they believe to be underpriced, but maintain a risk profile like that of the Standard and Poor's 500 Composite Stock Price Index (S&P 500
Index). Prudential's U.S. Liquidity team manages the bond portion of the portfolio. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
net assets as of 3/31/02
        24.5%   Bonds
        59.4    Equities:
                11.9    Financials
                10.4    Information Technology
                 9.9    Healthcare
                 9.8    Consumer Discretionary
                 5.0    Industrials
                 3.5    Consumer Staples
                 3.5    Energy
                 2.8    Telecommunication Services
                 1.6    Materials
                 1.0    Utilities
        16.1    Cash & Equivalents*

* Primarily collateral for stock and bond futures contracts used to manage asset allocation.
  Source: Prudential Investments LLC.

Ten Largest Equity Holdings

Expressed as a percentage of
net assets as of 3/31/02
    1.8%   General Electric Co.
           Diversified Operations
    1.8    Exxon Mobil Corp.
           Oil & Gas Equipment & Services
    1.3    Microsoft Corp.
           Computer Software & Services
    1.3    Pfizer, Inc.
           Pharmaceuticals
    1.2    Citigroup, Inc.
           Financial Services
    1.1    Intel Corp.
           Electronic Components
    1.1    Int'l. Business Machines Corp.
           Computer Systems/Peripherals
    1.0    Johnson & Johnson Co.
           Medical Products & Services
    0.9    Cisco Systems, Inc.
           Networking
    0.9    Bank of America Corp.
           Financial Services

Holdings are subject to change.

                            www.prudential.com    (800) 225-1852

Semiannual Report    March 31, 2002

Cumulative Total Returns1    As of 3/31/02

                                        Six Months    One Year    Five Years    Since Inception2
Class A                                    8.15%        2.86%      41.43%          43.55%
Class B                                    7.75         2.09       36.26           38.09
Class C                                    7.75         2.09       36.26           38.09
Class Z                                    8.42         3.23       43.64          115.66
Lipper Balanced Portfolio Funds Avg.3      6.82         1.46       45.43            ***
S&P 500 Index4                            10.99         0.24       62.36           ****
Lehman Brothers Gov't/Credit Bond Index5  -0.41         4.64       43.25          *****

Average Annual Total Returns1                           As of 3/31/02

                  One Year    Five Years    Since Inception2
    Class A        -2.28%        6.08%           5.92%
    Class B        -2.91         6.24            6.04
    Class C         0.08         6.17            5.97
    Class Z         3.23         7.51            8.68

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments LLC and Lipper Inc.
  The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
2 Inception dates: Class A, B, and C, 11/7/96; Class
  Z, 1/4/93.
3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, five-year, and since inception periods in the Lipper Balanced Portfolio
  Funds Avg. category. Funds in the Lipper Balanced
  Portfolio Funds Average have a primary objective to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds.
  Typically, the stock/bond ratio ranges around
  60%:40%.
4 The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
5 The Lehman Brothers Gov't/Credit Bond Index is an unmanaged, weighted index of public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade and public obligations of the U.S. Treasury.
  Investors cannot invest directly in an index.
  The returns for the Lipper Average, S&P 500 Index, and Lehman Brothers Gov't/Credit Bond Index would be lower if they included the effect of sales charges or taxes.
***Lipper Since Inception returns are 50.80% for
   Class A, B, and C, and 131.26% for Class Z, based on all funds in each share class.
****S&P 500 Index Since Inception returns are 75.76% for Class A, B, and C, and 214.33% for Class Z, based on all funds in each share class.
*****Lehman Brothers Gov't/Credit Bond Index Since
     Inception returns are 75.76% for Class A, B, and C;
     and 86.70% for Class Z, based on all funds in each share class.

PRUDENTIAL (LOGO)                      May 15, 2002

DEAR SHAREHOLDER,
In recent months, the investing environment in the United States may well have taken a historic change for the better. On December 2, 2001, Enron
Corporation, an energy-trading firm that had been widely admired for its rapid growth and innovative business practices, filed for bankruptcy. Although this was the largest bankruptcy in U.S. history, many of the expected safeguards of shareholders' interests disappointed us. As a result, many companies have been making changes to better protect investors' interests.

These include voluntary moves to separate services that could cause conflicts of interest, trends toward more objective corporate boards, more detailed and revealing disclosures in corporate financial reports, an emphasis on stronger corporate balance sheets
(less reliance on debt and complex financing arrangements), and a generally more critical view of ambitious profit projections. We believe that the underlying framework for investing was generally sound. These changes will strengthen it further.
In the following pages, the Fund's investment adviser reports on its return over this semiannual period.

Sincerely,


David R. Odenath, Jr., President
The Prudential Investment Portfolios, Inc./Prudential
Active Balanced Fund

The Prudential Investment Portfolios, Inc.  Prudential Active Balanced Fund

INVESTMENT ADVISER'S REPORT

ACTIVE ASSET ALLOCATION
Asset class exposure can have a greater impact on returns over the long term than the selection of individual securities. We use quantitative models to determine which market sectors offer the best opportunities. Using companies' earnings expectations and stock prices, we compare the expected returns on stocks with the interest rates on bonds. We try to increase the proportion of the type of security that offers the best value at any time, monitoring our allocation daily. We implement most of these allocation changes with stock and bond futures contracts because it is quicker and less expensive than trading the actual securities. Our neutral position is 57.5% stocks, 40.0% bonds, and 2.5% cash.

OVERVIEW OF PERFORMANCE
Over the six months ended March 31, 2002, the S&P 500
Index rose 10.99%, a very strong return for a half-year, while the Lehman Brothers Aggregate Bond Index for the bond market gained only 0.14%. The Fund's strong performance for the period is primarily attributable to its overweight in stocks--an allocation above its neutral position of 57.5%--as well as to the above-
Index performance of its stock portfolio. The Fund's bond portfolio trailed its benchmark.

The Fund overweighted stocks, on average, during the reporting period. This improved its return over what it would have been had the asset allocation been at its neutral position. In addition, the Fund's return was enhanced by tactical changes in its asset allocation during the reporting period. For example, the overweighting in stocks was greater in the fourth quarter of 2001, when stock prices had a rapid rise.
After this gain, share prices were more expensive, so stocks were somewhat less attractive. Accordingly, we reduced the overweight in the first quarter of 2002, preserving some of the Fund's advantage.

The Prudential Investment Portfolios, Inc.    Prudential Active Balanced Fund

Semiannual Report    March 31, 2002

OUR QUANTITATIVE STOCK STRATEGY
The Prudential Active Balanced Fund attempts to better the performance of the S&P 500 Index while avoiding large risks in the form of deviations from its benchmark index. The Fund's managers take many small positions, emphasizing stocks that our models rank as inexpensive for their growth potential and de-emphasizing those that appear to be too expensive.
We also attempt to maintain a risk profile that is similar to that of the S&P 500 Index--that is to say, we normally hold industry, sector, and individual company weightings fairly close to those of the S&P
500 Index. We allow a slight additional exposure when a very high proportion of stocks in a category are considered attractive according to our quantitative measures. The purpose of these controls is to take positions in stocks that we like while limiting unintended exposure to risk. The Fund's total return can and will deviate from its benchmark, but we believe it is not significantly vulnerable to any single influence. If our stock selection methodology works as we hope, the resulting returns will tend to exceed those of our benchmark over the long term.

The stock portfolio's outperformance of its benchmark was due to the good performance of its consumer discretionary and industrial holdings. For example, in the consumer discretionary sector, it had an overweighting in Action Performance, up 170%; Lear, up 76%; and Dillards, up 82%. Among its industrial holdings, overweights in Travelocity.com, up 110%;
McDermott International, up 88%; and AMR, up
38%, made the largest contributions. During the period, stocks of companies with smaller market capitalizations (the total market value of all of their outstanding stock) substantially outperformed the stocks of larger firms. Consequently, the stock portfolio's slight tilt toward the stocks of smaller companies compared with the benchmark S&P 500 Index improved its relative performance.

BONDS
During the Fund's reporting period, several
extraordinary events increased the volatility of the
bond markets. In the end, our benchmark, the Lehman
Brothers Aggregate Bond Index, registered only a
small gain over the six months. The greatest
disturbance was Enron Corporation's slide into the
                  www.prudential.com    (800) 225-1852

largest bankruptcy in U.S. history. A more positive influence was investors' rising confidence that the U.S. economy was recovering. As a result, corporate and mortgage-backed securities, whose prices tend to rise when credit concerns abate, outperformed
Treasury bonds.

The bond portfolio of the Fund underperformed the benchmark for the six months primarily because of its Enron exposure. The Enron position was sold before the end of 2001. In the first quarter of 2002, the Fund was hurt by its overweight in the bonds of telecommunications firms, a sector that lagged because of credit concerns that we expect to ebb as the economic recovery picks up. During that quarter, the Fund benefited from its overweight in corporate and mortgage-backed bonds, as the prospect of an improving economy became increasingly likely.

LOOKING AHEAD
We believe that the short and shallow recession will result in a fairly weak recovery. Nonetheless, we expect stocks to perform fairly well over the next few years for several reasons. Share prices are reasonable, especially in light of the low yield available on bonds and the low inflation rate. We do not expect either interest rates or inflation to rise much, so the favorable environment for stocks should continue. We also expect earnings to improve because of a reviving economy and greater corporate efficiency. In addition, year-over-year profit comparisons should look good, because of the weak prior year.

Within the stock market, the huge valuation disparity that had existed between value and growth stocks two years ago has narrowed considerably. The valuation disparity between large-, mid-, and small-cap stocks has also been reduced, but still appears to favor the smaller capitalization categories over large caps.

Prudential Active Balanced Fund Management Team

The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund

Semiannual Report    March 31, 2002

What Is Diversification?
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps to reduce the overall risk of your portfolio. Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities. When you own a large number of different securities, the impact of any one security on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds and value and growth stocks--it is less likely that all the securities you own will move in the same direction at one time.

Glossary of Terms
Asset classes are classifications of investments. The most basic classification of securities is among stocks, bonds, and money market instruments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation or depreciation in value.
Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions. Bonds are loans to a company, government, or agency. They carry a fixed interest rate, or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid.
Generally, bond prices fluctuate with current interest rates and with events that affect the debtor's prospects of repaying the loan. Money market instruments are short-term loans that mature in 13 months or less. Bonds and money market instruments are called fixed income securities.

Prudential Active Balanced Fund--Neutral Allocation

                       (CHART)

                                              SEMIANNUAL REPORT
                                              MARCH 31, 2002


PRUDENTIAL
ACTIVE BALANCED FUND

                                               FINANCIAL STATEMENTS

  The Prudential Investment Portfolios, Inc.    Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  83.9%
Common Stocks  59.4%
-------------------------------------------------------------------------------------
Aerospace/Defense  1.3%
     36,600    Boeing Co.                                             $    1,765,950
     35,800    General Dynamics Corp.                                      3,363,410
     66,900    Goodrich Corp.                                              2,116,716
     11,600    Lockheed Martin Corp.                                         667,928
     12,622(f) Northrop Grumman Corp.                                      1,426,917
     27,700(f) United Technologies Corp.                                   2,055,340
                                                                      --------------
                                                                          11,396,261
-------------------------------------------------------------------------------------
Airlines  0.1%
      4,200(f) AMR Corp.(a)                                                  110,922
     33,800    Delta Airlines, Inc.                                        1,105,936
                                                                      --------------
                                                                           1,216,858
-------------------------------------------------------------------------------------
Aluminum  0.2%
     22,000    Alcan, Inc., (Canada)                                         871,860
     23,388    Alcoa, Inc.                                                   882,663
                                                                      --------------
                                                                           1,754,523
-------------------------------------------------------------------------------------
Apparel  0.2%
     11,400    Columbia Sportswear Co.(a)                                    382,470
      3,700    K-Swiss, Inc., Class A                                        155,326
     27,300    Reebok International, Ltd.(a)                                 737,919
                                                                      --------------
                                                                           1,275,715
-------------------------------------------------------------------------------------
Auto Parts & Equipment  0.3%
     13,400    BorgWarner, Inc.                                              843,128
     34,900(f) Lear Corp.(a)                                               1,661,240
      9,200    O'Reilly Automotive, Inc.(a)                                  290,444
      3,200    TBC Corp.(a)                                                   46,400
      2,100    TRW, Inc.                                                     108,087
                                                                      --------------
                                                                           2,949,299
-------------------------------------------------------------------------------------
Automobiles & Trucks  1.0%
      1,700    Arctic Cat, Inc.                                               34,255

    8                                      See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     10,200    AutoNation, Inc.(a)                                    $      141,984
    203,076(f) General Motors Corp., Class H(a)                            5,772,744
     25,900    Harley-Davidson, Inc.                                       1,427,867
    100,159    Visteon Corp.                                               1,657,632
      5,700    Winnebago Industries, Inc.                                    239,343
                                                                      --------------
                                                                           9,273,825
-------------------------------------------------------------------------------------
Banking  1.5%
      6,600    Associated Banc-Corp                                          250,998
     26,500    Bank One Corp.                                              1,107,170
     15,700    BankAtlantic Bancorp, Inc., Class A                           204,100
      6,100    Bay View Capital Corp.                                         41,724
      5,000    Comerica, Inc.                                                312,850
     20,500    Compass Bancshares, Inc.                                      632,835
      1,000    First Place Financial Corp.                                    16,850
      6,300    First Tennessee National Corp.                                220,815
      5,700    Flagstar Bancorp, Inc.                                        132,696
      3,400    Gold Banc Corp., Inc.                                          30,600
        700    Hudson River Bancorp., Inc.                                    16,891
        400    IBERIABANK Corp.                                               13,868
      2,500    KeyCorp                                                        66,625
      3,000    Local Financial Corp.(a)                                       47,220
     28,800    National City Corp.                                           885,888
     19,200    Net.B@nk, Inc.(a)                                             324,480
        500    OceanFirst Financial Corp.                                     14,940
        700    PennFed Financial Services, Inc.                               19,075
     34,800    PNC Bank Corp.                                              2,139,852
        600    Port Financial Corp.                                           18,924
     44,600    Sovereign Bancorp, Inc.                                       626,630
      2,000    Suntrust Banks, Inc.                                          133,460
     77,756    U.S. Bancorp                                                1,754,953
        500    Union Planters Corp.                                           23,695
     89,300    Wachovia Corp.                                              3,311,244
      9,790    Washington Federal, Inc.                                      234,373
     15,400    Webster Financial Corp.                                       576,422
      2,700    Wintrust Financial Corp.                                       62,019
                                                                      --------------
                                                                          13,221,197

    See Notes to Financial Statements                                      9

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Beverages  1.2%
      3,000    Adolph Coors Co., Class B                              $      202,410
     52,400    Anheuser-Busch Companies, Inc.                              2,735,280
     52,600    Coca-Cola Co.                                               2,748,876
    103,800    Pepsi Bottling Group, Inc.                                  2,685,306
     12,300    PepsiAmericas, Inc.                                           177,366
     50,200    PepsiCo, Inc.                                               2,585,300
                                                                      --------------
                                                                          11,134,538
-------------------------------------------------------------------------------------
Building & Construction  0.3%
      3,000    ABM Industries, Inc.                                          110,100
      5,100    American Woodmark Corp.                                       321,693
     10,400    Beazer Homes USA, Inc.(a)                                     806,520
     12,600    Elcor Corp.                                                   279,720
      2,000    NCI Building Systems, Inc.(a)                                  45,000
      3,500    Nortek, Inc.(a)                                               126,000
     16,300    Pulte Homes, Inc.                                             779,955
                                                                      --------------
                                                                           2,468,988
-------------------------------------------------------------------------------------
Business Services  0.2%
      7,400    Omnicom Group, Inc.                                           698,560
     22,200    Pitney Bowes, Inc.                                            950,160
     13,500    Xerox Corp.                                                   145,125
                                                                      --------------
                                                                           1,793,845
-------------------------------------------------------------------------------------
Chemicals  0.5%
    122,900    Agrium, Inc., (Canada)                                      1,292,908
     13,000    Air Products & Chemicals, Inc.                                671,450
      3,700    Dow Chemical Co.                                              121,064
     17,400    E.I. du Pont de Nemours & Co.                                 820,410
     37,900    Lyondell Chemical Co.                                         629,519
      3,400    Monsanto Co.                                                  107,406
      9,800    Praxair, Inc.                                                 586,040
        500    Waters Corp.(a)                                                13,985
                                                                      --------------
                                                                           4,242,782

    10                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Computer Software & Services  3.1%
     19,800    Activision, Inc.(a)                                    $      590,634
     27,575    Ascential Software Corp.(a)                                   106,164
     16,600    BARRA, Inc.(a)                                              1,005,462
     53,000    BISYS Group, Inc.(a)                                        1,868,250
        200    Cadence Design Systems, Inc.(a)                                 4,522
      7,700    Caminus Corp.(a)                                              173,250
     50,800(f) Computer Associates International, Inc.                     1,112,012
     13,600    Compuware Corp.(a)                                            175,576
     64,100(f) Electronic Data Systems Corp.(a)                            3,717,159
     27,900(f) FreeMarkets, Inc.(a)                                          640,863
      5,300    Hyperion Solutions Corp.(a)                                   143,153
      8,500    Inter-Tel, Inc.                                               156,995
      1,100    Intuit, Inc.(a)                                                42,196
     12,200    J.D. Edwards & Co.(a)                                         220,088
      7,200    John H. Harland Co.                                           209,304
     35,400    McAfee.com Corp.(a)                                           583,038
    193,600    Microsoft Corp.(a)                                         11,676,016
      4,500    MRO Software, Inc.(a)                                          55,980
     37,600(f) Networks Associates, Inc.(a)                                  909,920
     90,800    Oracle Corp.(a)                                             1,162,240
     82,800    Rational Software Corp.(a)                                  1,310,724
     10,600    Renaissance Learning, Inc.(a)                                 346,620
     10,400    Roxio, Inc.(a)                                                235,976
     25,000(f) SERENA Software, Inc.(a)                                      487,500
     12,300(f) Symantec Corp.(a)                                             506,883
                                                                      --------------
                                                                          27,440,525
-------------------------------------------------------------------------------------
Computer Systems/Peripherals  2.1%
        700    Apple Computer, Inc.(a)                                        16,569
     72,400    Compaq Computer Corp.                                         756,580
     60,700    Dell Computer Corp.(a)                                      1,584,877
     30,300    Electronics for Imaging, Inc.(a)                              554,490
     71,600    EMC Corp.(a)                                                  853,472
    203,100    Hewlett-Packard Co.                                         3,643,614
     91,800    International Business Machines Corp.                       9,547,200
      6,800    Iomega Corp.(a)                                                60,248

    See Notes to Financial Statements                                     11

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     22,400    NCR Corp.(a)                                           $    1,002,400
     38,400    Storage Technology Corp.(a)                                   823,296
                                                                      --------------
                                                                          18,842,746
-------------------------------------------------------------------------------------
Containers
      2,100    Chesapeake Corp.                                               57,015
-------------------------------------------------------------------------------------
Cosmetics/Toiletries  0.3%
      6,100    Colgate-Palmolive Co.                                         348,615
     35,200    Dial Corp.                                                    634,304
     31,300    Kimberly-Clark Corp.                                        2,023,545
                                                                      --------------
                                                                           3,006,464
-------------------------------------------------------------------------------------
Data Processing/Management  0.8%
     80,100(f) Acxiom Corp.(a)                                             1,372,914
     43,700    Automatic Data Processing, Inc.                             2,546,399
     32,100    First Data Corp.                                            2,800,725
      6,300    InterCept, Inc.(a)                                            228,375
                                                                      --------------
                                                                           6,948,413
-------------------------------------------------------------------------------------
Distribution/Wholesale
      9,500    Daisytek International Corp.(a)                               151,145
-------------------------------------------------------------------------------------
Diversified Consumer Products  0.7%
     34,400    Clorox Co.                                                  1,500,872
     13,600    Pennzoil-Quaker State Co.                                     291,992
     50,800    Procter & Gamble Co.                                        4,576,572
      5,200    Unilever NV, (Netherlands)                                    295,360
                                                                      --------------
                                                                           6,664,796
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.5%
     18,800    Acuity Brands, Inc.                                           310,764
     12,100    BEI Technologies, Inc.                                        228,085
      1,000(f) Danaher Corp.                                                  71,020
     14,700    Donaldson Co., Inc.                                           591,087
     29,000    Energizer Holdings, Inc.(a)                                   688,750
     15,400    Illinois Tool Works, Inc.                                   1,114,190
      3,200    Minnesota Mining & Manufacturing Co. (3M)                     368,032

    12                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      4,700    National Service Industries, Inc.                      $       49,068
     11,100    Textron, Inc.                                                 567,210
     21,200    Thermo Electron Corp.(a)                                      439,476
      2,700    Woodward Governor Co.                                         185,760
                                                                      --------------
                                                                           4,613,442
-------------------------------------------------------------------------------------
Diversified Operations  1.9%
     57,200(f) Cendant Corp.(a)                                            1,098,240
    434,850    General Electric Co.                                       16,285,132
                                                                      --------------
                                                                          17,383,372
-------------------------------------------------------------------------------------
Education  0.5%
     41,300    Apollo Group, Inc., Class A(a)                              2,211,615
      8,900    Corinthian Colleges, Inc.(a)                                  449,895
     12,400    Education Management Corp.(a)                                 522,908
     13,300    ITT Educational Services, Inc.(a)                             598,500
      9,400    Learning Tree International, Inc.(a)                          227,480
     14,100    University of Phoenix Online                                  589,944
                                                                      --------------
                                                                           4,600,342
-------------------------------------------------------------------------------------
Electrical Utilities  1.0%
     11,760    American Electric Power Co., Inc.                             542,018
     40,200(f) Calpine Corp.(a)                                              510,540
      2,800(f) DTE Energy Co.                                                127,400
     84,600(f) Duke Energy Corp.                                           3,197,880
     17,500    Entergy Corp.                                                 759,675
      8,100    Exelon Corp.                                                  429,057
     59,312    Mirant Corp.(a)                                               857,059
      9,500    PNM Resources, Inc.                                           291,270
     28,900(f) Reliant Energy, Inc.                                          745,331
     61,100    Reliant Resources, Inc.(a)                                  1,033,201
      6,300(f) Southern Co.                                                  166,887
     12,900    Wisconsin Energy Corp.                                        320,952
      3,800    Xcel Energy, Inc.                                              96,330
                                                                      --------------
                                                                           9,077,600
-------------------------------------------------------------------------------------
Electronic Components  0.4%
     27,300    Emerson Electric Co.                                        1,566,747

    See Notes to Financial Statements                                     13

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      4,000    Engineered Support Systems, Inc.                       $      185,000
      9,100    FLIR Systems, Inc.(a)                                         434,525
      5,700    Intermagnetics General Corp.                                  155,325
     25,300(f) Itron, Inc.(a)                                                752,675
     17,900    Methode Eletronics, Inc., Class A                             222,855
     19,800    Motorola, Inc.                                                281,160
     13,400    Numerical Technologies, Inc.(a)                               181,034
     12,700    Paxar Corp.(a)                                                213,995
      3,500    Synopsys, Inc.(a)                                             193,060
                                                                      --------------
                                                                           4,186,376
-------------------------------------------------------------------------------------
Financial Services  7.8%
     18,500(f) Affiliated Managers Group, Inc.(a)                          1,328,855
      2,600    American Express Co.                                          106,496
    125,400    Astoria Financial Corp.                                     3,642,870
    113,360    Bank of America Corp.                                       7,710,747
      5,846    Bear, Stearns & Co. Inc.                                      366,837
      5,800    Charter One Financial, Inc.                                   181,076
    214,560(f) Citigroup, Inc.                                            10,625,011
     18,000    Commercial Federal Corp.                                      484,200
     24,200    Countrywide Credit Industries, Inc.                         1,082,950
     31,600    Deluxe Corp.                                                1,461,816
      6,800    Dime Community Bancshares                                     209,440
     12,900    Downey Financial Corp.                                        588,240
     72,900    E*TRADE Group, Inc.(a)                                        686,718
     53,700    Fannie Mae                                                  4,289,556
     11,500    Federated Investors, Inc., Class B                            372,025
     78,444    FleetBoston Financial Corp.                                 2,745,540
     52,400    Freddie Mac                                                 3,320,588
     24,600    Golden State Bancorp, Inc.                                    730,374
     43,100    Golden West Financial Corp.                                 2,736,850
     24,600    GreenPoint Financial Corp.                                  1,075,020
     29,900    H&R Block, Inc.                                             1,329,055
     33,900(f) Household International, Inc.                               1,925,520
     34,400(f) IndyMac Bancorp, Inc.(a)                                      849,680
     19,000    Interactive Data Corp.(a)                                     333,450
    112,810    J.P. Morgan Chase & Co.                                     4,021,676

    14                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      9,400    LaBranche & Co., Inc.(a)                               $      291,870
     30,500    Lehman Brothers Holdings, Inc.                              1,971,520
      6,350    MBNA Corp.                                                    244,920
     20,430    Mellon Financial Corp.                                        788,394
     42,800    Merrill Lynch & Co., Inc.                                   2,370,264
     52,100    Morgan Stanley Dean Witter & Co.                            2,985,851
     13,900    Pacific Century Financial Corp.                               362,234
     24,800    Stilwell Financial, Inc.                                      607,352
      3,500    USA Education, Inc.                                           342,300
    123,950(f) Washington Mutual, Inc.                                     4,106,463
     77,900    Wells Fargo & Company                                       3,848,260
                                                                      --------------
                                                                          70,124,018
-------------------------------------------------------------------------------------
Foods  1.2%
     23,700(f) Albertson's, Inc.                                             785,418
      5,000    Campbell Soup Co.                                             134,000
     27,000    ConAgra Foods, Inc.                                           654,750
        400(f) Dean Foods Co.(a)                                              30,288
      6,000    Flowers Foods, Inc.(a)                                        152,820
      5,200    H.J. Heinz Co.                                                215,800
      4,900    International Multifoods Corp.                                116,424
      6,500    Interstate Bakeries Corp.                                     157,365
     16,000    Kroger Co.(a)                                                 354,560
     10,000    Nash-Finch Co.                                                272,500
      1,600    Pilgrim's Pride Corp., Class B                                 22,432
     81,900    Safeway, Inc.(a)                                            3,687,138
      5,700    Sanderson Farms, Inc.                                         153,900
     34,500    Sara Lee Corp.                                                716,220
     25,300    Smithfield Foods, Inc.(a)                                     660,330
      2,800    Spartan Stores, Inc.(a)                                        21,056
     27,200(f) SYSCO Corp.                                                   811,104
     36,200    Tyson Foods, Inc., Class A                                    451,776
     11,600    United Natural Foods, Inc.(a)                                 288,956
     20,900    Whole Foods Market, Inc.(a)                                   954,921
     18,500    Winn-Dixie Stores, Inc.                                       296,740
      6,200    Wm. Wrigley Jr. Co.                                           330,522
                                                                      --------------
                                                                          11,269,020

    See Notes to Financial Statements                                     15

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Health Care Services  0.6%
     24,100(f) Caremark Rx, Inc.(a)                                   $      469,950
     26,900    Humana, Inc.(a)                                               363,957
     10,100    NDCHealth Corp.                                               367,539
      2,300    PacifiCare Health Systems, Inc.(a)                             40,135
     30,100    Tenet Healthcare Corp.(a)                                   2,017,302
     32,600    UnitedHealth Group, Inc.                                    2,491,292
                                                                      --------------
                                                                           5,750,175
-------------------------------------------------------------------------------------
Hotels & Leisure  0.4%
     42,100    Harrah's Entertainment, Inc.(a)                             1,863,346
     42,900    Mandalay Resort Group(a)                                    1,317,030
      6,400    Marriott International, Inc., Class A                         287,680
                                                                      --------------
                                                                           3,468,056
-------------------------------------------------------------------------------------
Insurance  2.3%
     51,600(f) Aetna, Inc.                                                 2,003,112
     16,800    Allstate Corp.                                                634,536
     69,759    American International Group, Inc.                          5,032,414
      7,700    AmerUs Group Co.                                              296,065
     30,000    Aon Corp.                                                   1,050,000
      5,800    Chubb Corp.                                                   423,980
     11,500    Cincinnati Financial Corp.                                    502,090
     43,000(f) Fidelity National Financial, Inc.                           1,133,910
      2,600    Hilb, Rogal & Hamilton Co.                                     81,120
     10,800    Jefferson-Pilot Corp.                                         540,864
      9,400    John Hancock Financial Services, Inc.                         358,986
      5,200    LandAmerica Financial Group, Inc.                             180,076
     24,600    Loews Corp.                                                 1,441,068
      5,000(f) Marsh & McLennan Cos., Inc.                                   563,700
     25,100    MetLife, Inc.                                                 790,650
     29,100    SAFECO Corp.                                                  932,364
     70,800    Selective Insurance Group, Inc.                             1,890,360
     58,700    Torchmark Corp.                                             2,365,023
                                                                      --------------
                                                                          20,220,318

    16                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Leisure & Tourism  0.3%
     44,900(f) Carnival Corp.                                         $    1,465,985
     16,500    GTECH Holdings Corp.(a)                                       804,375
      2,700    International Game Technology(a)                              168,264
     10,100    International Speedway Corp., Class A                         461,570
                                                                      --------------
                                                                           2,900,194
-------------------------------------------------------------------------------------
Machinery & Equipment  0.3%
     21,300    AGCO Corp.(a)                                                 486,066
      6,000    Global Payments, Inc.(a)                                      219,900
    134,600    McDermott International, Inc.(a)                            2,093,030
                                                                      --------------
                                                                           2,798,996
-------------------------------------------------------------------------------------
Media & Entertainment  1.7%
     94,800    AOL Time Warner, Inc.(a)                                    2,242,020
     17,500    Catalina Marketing Corp.(a)                                   638,750
      9,300    Championship Auto Racing Teams, Inc.(a)                       131,223
     31,700    Clear Channel Communications, Inc.(a)                       1,629,697
      9,300    Comcast Corp.(a)                                              295,740
    137,000    Disney (Walt) Co.                                           3,161,960
      3,900    EchoStar Communications Corp., Class A(a)                     110,448
     34,000    Gannett Co., Inc.                                           2,587,400
        200    JAKKS Pacific, Inc.(a)                                          4,550
    144,900    Liberty Media Corp., Series A(a)                            1,831,536
      1,800    Media General, Inc., Class A                                  114,300
     43,900    Pegasus Communications Corp.(a)                               132,578
     11,500    Penn National Gaming, Inc.(a)                                 402,730
     11,300    Tribune Co.                                                   513,698
     25,419    Viacom, Inc., Class B(a)                                    1,229,517
                                                                      --------------
                                                                          15,026,147
-------------------------------------------------------------------------------------
Medical Products & Services  4.0%
     16,500    Apogent Technologies, Inc.(a)                                 407,220
      4,200    Applied Biosystems Group - Applera Corp.                       93,870
      9,100    Baxter International, Inc.                                    541,632
      1,100    Beckman Coulter, Inc.                                          56,177
     37,300    C. R. Bard, Inc.                                            2,202,565

    See Notes to Financial Statements                                     17

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      5,600    Cambrex Corp.                                          $      235,760
     29,475    Cardinal Health, Inc.                                       2,089,483
     22,500    Charles River Laboratories International, Inc.(a)             697,500
     11,800    Chiron Corp.(a)                                               541,502
     12,200    Cyberonics, Inc.                                              195,078
      3,800    DENTSPLY International, Inc.                                  140,828
      4,300    G&K Services, Inc., Class A                                   160,218
     70,500    Guidant Corp.(a)                                            3,054,060
     21,800    HCA, Inc.                                                     960,944
     25,900    Henry Schein, Inc.(a)                                       1,140,895
      6,400    Hillenbrand Industries, Inc.                                  394,432
      5,600    Hooper Holmes, Inc.                                            58,744
      6,400    INAMED Corp.(a)                                               210,560
    139,600    Johnson & Johnson Co.                                       9,067,020
     32,400    LifePoint Hospitals, Inc.(a)                                1,197,504
     35,600    Manor Care, Inc.(a)                                           829,480
     42,200    McKesson Corp.                                              1,579,546
     34,700    Medtronic, Inc.                                             1,568,787
     10,300    Mentor Corp.                                                  371,624
     22,500    Nabi Biopharmaceuticals(a)                                    138,600
     30,800    Novoste Corp.(a)                                              254,100
     34,700(f) PolyMedica Corp.                                              883,115
     12,400    Possis Medical, Inc.(a)                                       244,280
     26,400    PSS World Medical, Inc.(a)                                    258,720
     29,100    Respironics, Inc.(a)                                          942,840
      7,200    SangStat Medical Corp.(a)                                     193,392
      2,400    St. Jude Medical, Inc.(a)                                     185,160
     43,500(f) Stryker Corp.                                               2,624,355
     15,400    Syncor International Corp.(a)                                 419,650
     41,700    Universal Health Services, Inc., Class B(a)                 1,720,125
        700    West Pharmaceutical Services, Inc.                             21,245
      8,890    Zimmer Holdings, Inc.(a)                                      302,704
                                                                      --------------
                                                                          35,983,715
-------------------------------------------------------------------------------------
Medical Technology  1.1%
     80,100    Abbott Laboratories                                         4,213,260
     31,800    Amgen, Inc.(a)                                              1,897,824

    18                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      1,600    Gene Logic(a)                                          $       31,136
      2,400    Genzyme Molecular Oncology(a)                                  13,920
      4,500    Hyseq, Inc.(a)                                                 23,940
     62,500    Immunex Corp.(a)                                            1,891,250
      6,600    Invitrogen Corp.(a)                                           226,512
     12,200    Laboratory Corp. of America Holdings(a)                     1,169,492
                                                                      --------------
                                                                           9,467,334
-------------------------------------------------------------------------------------
Mining  0.4%
    125,600    Newmont Mining Corp.                                        3,477,864
-------------------------------------------------------------------------------------
Multi-Utilities
      4,300    NorthWestern Corp.                                             94,600
      2,200    Western Resources, Inc.                                        37,730
                                                                      --------------
                                                                             132,330
-------------------------------------------------------------------------------------
Networking  1.3%
     63,600    Adaptec, Inc.(a)                                              850,332
     14,800    C-COR.net Corp.(a)                                            266,400
    472,000    Cisco Systems, Inc.(a)                                      7,990,960
     41,400    Emulex Corp.(a)                                             1,363,302
     92,000    Extreme Networks, Inc.(a)                                     956,800
     14,000    Register.com, Inc.(a)                                         125,720
                                                                      --------------
                                                                          11,553,514
-------------------------------------------------------------------------------------
Oil & Gas Equipment & Services  1.0%
      2,200    AGL Resources, Inc., (Canada)                                  51,700
     50,300    Aquila, Inc.                                                1,249,452
     38,800(f) Dynegy, Inc., Class A                                       1,125,200
      4,500    El Paso Corp.                                                 198,135
     16,300    Frontier Oil Corp.                                            350,124
      4,136    KeySpan Corp.                                                 150,509
     71,800    Marathon Oil Corp.                                          2,067,840
      9,200    Patina Oil & Gas Corp.                                        289,984
      7,300    Sempra Energy                                                 183,595
     71,100    Shaw Group, Inc.(a)                                         1,955,250
     47,600    Williams Companies, Inc.                                    1,121,456
                                                                      --------------
                                                                           8,743,245

    See Notes to Financial Statements                                     19

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  2.5%
     15,300    Anadarko Petroleum Corp.                               $      863,532
     64,730    ChevronTexaco Corp.                                         5,843,177
     15,100    Conoco, Inc.                                                  440,618
    359,064    Exxon Mobil Corp.                                          15,737,775
      3,300    Royal Dutch Petroleum Co., (ADR)(Netherlands)                 179,256
                                                                      --------------
                                                                          23,064,358
-------------------------------------------------------------------------------------
Paper & Forest Products  0.5%
     40,700(f) Georgia-Pacific Corp.                                       1,218,965
     29,170    International Paper Co.                                     1,254,602
      4,300    Longview Fibre Co.                                             44,290
    133,700    Louisiana-Pacific Corp.                                     1,435,938
      4,700    Weyerhaeuser Co.                                              295,442
                                                                      --------------
                                                                           4,249,237
-------------------------------------------------------------------------------------
Pharmaceuticals  4.2%
        700    Allergan, Inc.                                                 45,255
      6,400    AmerisourceBergen Corp.                                       437,120
     13,300(f) Barr Laboratories, Inc.(a)                                    875,406
     88,900    Bristol-Myers Squibb Co.                                    3,599,561
     39,100    Celgene Corp.                                                 967,725
     20,766    King Pharmaceuticals, Inc.(a)                                 727,018
     46,000    Lilly (Eli) & Co.                                           3,505,200
        400(f) Medicis Pharmaceutical Corp., Class A(a)                       22,200
    107,000    Merck & Co., Inc.                                           6,161,060
     43,200    Mylan Laboratories, Inc.                                    1,272,672
    293,175    Pfizer, Inc.                                               11,650,775
     28,442    Pharmacia Corp.                                             1,282,165
     36,400    Schering-Plough Corp.                                       1,139,320
    118,100    SICOR, Inc.(a)                                              2,017,148
     59,700    Wyeth(a)                                                    3,919,305
                                                                      --------------
                                                                          37,621,930
-------------------------------------------------------------------------------------
Photography  0.1%
     23,800    Eastman Kodak Co.(a)                                          741,846

    20                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Printing
      1,200    Consolidated Graphics, Inc.                            $       23,880
-------------------------------------------------------------------------------------
Publishing  0.2%
      1,100    Pulitzer, Inc.                                                 58,850
     60,500    R. R. Donnelley & Sons, Co.                                 1,881,550
                                                                      --------------
                                                                           1,940,400
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.3%
      6,300    AMB Property Corp.                                            173,250
     20,500    Anthracite Capital, Inc.                                      235,750
      2,000    Bedford Property Investors, Inc.                               51,200
      3,900    Corporate Office Properties Trust                              51,090
      4,500    Corrections Corp. of America(a)                                58,500
     13,000    Equity Inns, Inc.                                             104,000
     21,300    FelCor Lodging Trust, Inc.                                    452,625
      7,100    First Industrial Realty Trust, Inc.                           243,175
      2,200    Glenborough Realty Trust, Inc.                                 47,300
      5,100    iStar Financial, Inc.                                         147,390
      1,600    Mid-Atlantic Realty Trust                                      24,480
      9,900    ProLogis Trust                                                231,165
     24,500    United Dominion Realty Trust, Inc.                            388,080
                                                                      --------------
                                                                           2,208,005
-------------------------------------------------------------------------------------
Restaurants  0.4%
      5,600    Bob Evans Farms, Inc.                                         158,032
      9,800    California Pizza Kitchen, Inc.(a)                             245,098
      7,200    McDonald's Corp.                                              199,800
     11,400(f) P.F. Chang's China Bistro, Inc.(a)                            759,582
      9,300    Papa John's International, Inc.(a)                            259,284
     17,700    Ruby Tuesday, Inc.                                            411,525
     28,700    Tricon Global Restaurants, Inc.(a)                          1,686,986
                                                                      --------------
                                                                           3,720,307
-------------------------------------------------------------------------------------
Retail  3.8%
     29,000    99 Cents Only Stores(a)                                     1,111,860
     35,900    Action Performance Companies, Inc.(a)                       1,768,075

    See Notes to Financial Statements                                     21

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     48,800(f) American Greetings Corp., Class A                      $      885,720
     12,100    AutoZone, Inc.(a)                                             833,085
     10,100    Blockbuster, Inc., Class A                                    237,047
      2,600    Brown Shoe Co., Inc.                                           50,596
     51,100    CVS Corp.                                                   1,754,263
     86,600(f) Dillard's, Inc.                                             2,066,276
     33,700    Federated Department Stores, Inc.(a)                        1,376,645
     68,400    Hollywood Entertainment Corp.(a)                            1,149,120
    132,100    Home Depot, Inc.                                            6,421,381
     27,100    Kohl's Corp.(a)                                             1,928,165
     65,200    Lowe's Cos., Inc.                                           2,835,548
     53,700    Sears, Roebuck & Co.                                        2,753,199
     28,600    Sherwin-Williams Co.                                          814,528
     11,000    Too, Inc.(a)                                                  324,390
     10,800(f) Toys 'R' Us, Inc.(a)                                          193,968
     10,200    United Auto Group, Inc.(a)                                    229,908
    118,800    Wal-Mart Stores, Inc.                                       7,281,252
      6,900    Walgreen Co.                                                  270,411
                                                                      --------------
                                                                          34,285,437
-------------------------------------------------------------------------------------
Semiconductors  2.7%
     85,100    Altera Corp.(a)                                             1,861,137
     46,200    Applied Micro Circuits Corp.(a)                               369,600
     53,600    ESS Technology, Inc.                                        1,111,664
     40,500    GlobespanVirata, Inc.(a)                                      604,260
    318,300    Intel Corp.                                                 9,679,503
     30,200    Intersil Corp., Class A(a)                                    856,170
     34,600    National Semiconductor Corp.(a)                             1,165,674
     51,300(f) NVIDIA Corp.(a)                                             2,275,668
      1,400    Oak Technology, Inc.(a)                                        20,832
     26,800(f) QLogic Corp.(a)                                             1,327,136
        900    Standard Microsystems Corp.(a)                                 20,700
    119,300    Texas Instruments, Inc.                                     3,948,830
     21,600(f) Xilinx, Inc.(a)                                               860,976
                                                                      --------------
                                                                          24,102,150

    22                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Telecommunication Equipment  0.3%
    113,600    Corning, Inc.                                          $      865,632
     60,100    Harmonic, Inc.(a)                                             697,160
     86,400(f) Lucent Technologies, Inc.                                     408,672
      4,100    Powerwave Technologies, Inc.(a)                                52,767
     13,100    RF Micro Devices, Inc.(a)                                     234,490
      5,400(f) Scientific-Atlanta, Inc.                                      124,740
     13,100    Tekelec(a)                                                    150,126
                                                                      --------------
                                                                           2,533,587
-------------------------------------------------------------------------------------
Telecommunication Services  2.5%
     69,599    AT&T Corp.                                                  1,092,704
    330,382    AT&T Wireless Services, Inc.(a)                             2,956,919
     82,900    BellSouth Corp.                                             3,055,694
      2,600    CenturyTel, Inc.                                               88,400
     22,000    Dominion Resources, Inc.                                    1,433,520
     26,600(f) Metro One Telecommunications, Inc.(a)                         674,310
     17,000    Nextel Partners, Inc., Class A(a)                             102,340
     26,800    PanAmSat Corp.(a)                                             612,380
    134,712    SBC Communications, Inc.                                    5,043,617
    125,400(f) Sprint Corp.                                                1,917,366
     90,752    Verizon Communications, Inc.                                4,142,829
     78,900(f) WorldCom, Inc. - MCI Group                                    466,299
    150,462    WorldCom, Inc. - WorldCom Group(a)                          1,014,114
                                                                      --------------
                                                                          22,600,492
-------------------------------------------------------------------------------------
Tobacco  0.7%
     99,900    Philip Morris Co., Inc.                                     5,261,733
     15,266    R.J. Reynolds Tobacco Holdings, Inc.                          988,473
                                                                      --------------
                                                                           6,250,206
-------------------------------------------------------------------------------------
Toys  0.1%
     39,500    Mattel, Inc.                                                  823,180
-------------------------------------------------------------------------------------
Transportation/Trucking/Shipping  0.4%
     15,600    Burlington Northern Santa Fe Corp.                            470,808
     15,600    FedEx Corp.(a)                                                906,360

    See Notes to Financial Statements                                     23

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      4,500    Overseas Shipholding Group, Inc.                       $      109,350
     31,900(f) Union Pacific Corp.                                         1,982,266
                                                                      --------------
                                                                           3,468,784
-------------------------------------------------------------------------------------
Waste Management  0.2%
     65,700(f) Allied Waste Industries, Inc.(a)                              854,100
     23,200    Republic Services, Inc., Class A(a)                           433,376
     16,600    Waste Connections, Inc.(a)                                    556,266
      1,700    Waste Management, Inc.                                         46,325
                                                                      --------------
                                                                           1,890,067
                                                                      --------------
               Total common stocks (cost $529,231,199)                   534,138,859
                                                                      --------------

CORPORATE BONDS  9.8%
               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Aerospace/Defense  0.3%
                                 Litton Industries, Inc., Sr. Note,
Baa3           $       400(d)     8.00%, 10/15/09                             418,080
                                 Northrop Grumman Corp.
Baa3                   700(d)     7.75%, 3/1/16                               719,089
                                 Raytheon Co., Note,
Baa3                 1,300(d)     6.50%, 7/15/05                            1,320,475
                                                                      ---------------
                                                                            2,457,644
-------------------------------------------------------------------------------------
Airlines  0.2%
                                 Continental Airlines, Inc.
Baa1                 1,201(d)     8.048%, 11/1/20                           1,191,999
                                 Delta Airlines, Inc., Note,
Ba3                     70(d)     8.30%, 12/15/29                              59,446
                                 United Airlines, Inc.
Caa1                   625(d)     10.67%, 5/1/04                              518,021
                                                                      ---------------
                                                                            1,769,466

    24                                     See Notes to Financial Statements

   The Prudential Investment Portfolios, Inc.  Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Aluminum  0.1%
                                 Alcoa, Inc., Note,
A1             $       920(d)     7.375%, 8/1/10                      $       980,702
-------------------------------------------------------------------------------------
Auto & Truck
                                 ArvinMeritor, Inc., Note,
Baa3                   200(d)     8.75%, 3/1/12                               206,614
-------------------------------------------------------------------------------------
Banking  1.7%
                                 Bank Nova Scotia NY
A1                   3,900(d)     6.50%, 7/15/07                            3,870,750
                                 Bank One Corp., Note,
Aa3                  1,200        6.875%, 8/1/06                            1,258,992
                                 Barclays Bank PLC
Aa2                    500(d)     7.40%, 12/15/09                             533,680
                                 Chon Hung Bank
Baa3                 2,150(d)     6.95%, 1/7/05                             2,332,750
                                 FleetBoston Financial Corp., Sr.
                                  Note,
A1                   1,200        4.875%, 12/1/06                           1,156,213
                                 KBC Bank Fund Trust III
A2                   2,500(d)     9.86%, 11/29/49                           2,831,450
                                 National Australia Bank Ltd.
A1                   2,100(d)     6.40%, 12/10/07                           2,118,354
                                 National Westminster Bank PLC
Aa2                    925(d)     7.375%, 10/1/09                             986,457
                                                                      ---------------
                                                                           15,088,646
-------------------------------------------------------------------------------------
Beverages  0.1%
                                 Coca Cola Bottling Co.
Baa2                   600(d)     6.375%, 5/1/09                              581,250
-------------------------------------------------------------------------------------
Building & Construction  0.1%
                                 Hanson Overseas BV, Sr. Note,
Baa1                   275(d)     6.75%, 9/15/05                              277,318

    See Notes to Financial Statements                                     25

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
                                 Hanson PLC
Baa1           $       315(d)     7.875%, 9/27/10                     $       334,263
                                                                      ---------------
                                                                              611,581
-------------------------------------------------------------------------------------
Cable  0.5%
                                 Comcast Cable Communications, Note
Baa2                 2,000(d)     8.375%, 5/1/07                            2,163,000
                                 Continental Cablevision, Inc., Sr.
                                  Note,
Baa2                 1,000(d)     8.30%, 5/15/06                            1,046,700
                                 Rogers Cablesystems Ltd.
Ba1                    885(d)     11.00%, 12/1/15                             973,500
                                                                      ---------------
                                                                            4,183,200
-------------------------------------------------------------------------------------
Chemicals
                                 Eastman Chemical Co., Note,
Baa2                   100        7.00%, 4/15/12                               99,420
                                 Praxair, Inc.
A3                     200        6.375%, 4/1/12                              198,304
                                                                      ---------------
                                                                              297,724
-------------------------------------------------------------------------------------
Containers  0.2%
                                 Pactiv Corp.
Baa3                 1,000(d)    7.20%, 12/15/05                            1,029,330
Baa3                   650(d)    7.95%, 12/15/25                              657,667
                                                                      ---------------
                                                                            1,686,997
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.1%
                                 Tyco International Group SA
Baa1                   400(d)    6.375%, 6/15/05                              372,956
Baa1                   715       7.00%, 6/15/28                               595,861
                                                                      ---------------
                                                                              968,817
-------------------------------------------------------------------------------------
Diversified Operations  0.1%
                                 Cendant Corp., Note,
Baa1                 1,400(d)     7.75%, 12/1/03                            1,401,750

    26                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Electrical Utilities  0.5%
                                 Calpine Corp.,, Sr. Note,
B1             $     1,355        10.50%, 5/15/06                     $     1,192,400
                                 Cogentrix Energy, Inc., Sr. Note,
Baa3                   570(d)     8.10%, 3/15/04                              593,359
                                 Edison Mission Energy, Sr. Note,
Baa3                   900(d)     7.73%, 6/15/09                              806,823
                                 FirstEnergy Corp., Note,
Baa2                   700(d)     7.375%, 11/15/31                            641,165
                                 Mirant Americas Generation, Sr.
                                  Note,
Ba1                    900(d)     9.125%, 5/1/31                              765,000
                                 Nisource Finance Corp.
Baa3                   150        7.625%, 11/15/05                            149,580
                                 PPL Electric Utilities Corp.
A3                     400(d)     6.25%, 8/15/09                              395,076
                                                                      ---------------
                                                                            4,543,403
-------------------------------------------------------------------------------------
Electronic Components & Instruments  0.1%
                                 Thomson Corp., Note,
A3                     530(d)     6.20%, 1/5/12                               508,980
-------------------------------------------------------------------------------------
Financial Services  0.9%
                                 CIT Group, Inc., Sr. Note,
A2                     150        7.75%, 4/2/12                               149,437
                                 Citigroup, Inc.
Aa2                    800(d)     7.25%, 10/1/10                              841,832
                                 Dresdner Funding Trust I
A1                     300(d)     8.151%, 6/30/31                             314,397
                                 Ford Motor Credit Co., Notes,
A3                   1,500(d)    7.60%, 8/1/05                              1,526,940
A3                     500(d)    7.25%, 10/25/11                              481,345
                                 General Electric Capital Corp.,
                                  Note,
Aaa                    500        6.75%, 3/15/32                              479,825
                                 General Motors Acceptance Corp.,
                                  Note,
A2                   1,600(d)     6.125%, 1/22/08                           1,546,080
                                 Goldman Sachs Group L.P., Note,
A1                   1,175(d)     6.65%, 5/15/09                            1,177,456

    See Notes to Financial Statements                                     27

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
                                 Morgan Stanley Dean Witter & Co.
Aa3            $     1,200        6.10%, 4/15/06                      $     1,224,312
                                 PaineWebber Group, Inc.
Aa2                    500(d)     7.625%, 12/1/09                             540,940
                                                                      ---------------
                                                                            8,282,564
-------------------------------------------------------------------------------------
Foods  0.3%
                                 General Mills, Inc., Note,
Baa1                   800(d)     6.00%, 2/15/12                              767,857
                                 H.J. Heinz Finance Co.
A3                     100        6.00%, 3/15/12                               95,679
                                 Kroger Co.,
Baa3                 1,000(d)    7.25%, 6/1/09                              1,041,550
Baa3                   250(d)    7.80%, 8/15/07                               266,427
                                 Safeway, Inc., Note,
Baa2                   250(d)    6.05%, 11/15/03                              257,530
Baa2                   500(d)    6.50%, 11/15/08                              504,325
                                                                      ---------------
                                                                            2,933,368
-------------------------------------------------------------------------------------
Hotels & Leisure  0.4%
                                 Starwood Hotel & Resorts,
Ba1                  3,500(d)     6.75%, 11/15/03                           3,495,625
-------------------------------------------------------------------------------------
Insurance
                                 Allstate Corp., Sr. Note,
A1                     200(d)     7.20%, 12/1/09                              208,796
                                 Aon Corp., Note,
A3                     130(d)     8.65%, 5/15/05                              141,500
                                                                      ---------------
                                                                              350,296
-------------------------------------------------------------------------------------
Machinery & Equipment
                                 Caterpillar, Inc.,
A2                     400(d)     7.25%, 9/15/09                              425,580
-------------------------------------------------------------------------------------
Media & Entertainment  0.6%
                                 AOL Time Warner, Inc.,
Baa1                 1,600(d)     7.625%, 4/15/31                           1,586,608

    28                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
                                 News America Holdings, Inc.,
Baa3           $       300(d)    9.25%, 2/1/13                        $       335,190
Baa3                 2,000(d)    6.703%, 5/21/04                            2,028,740
                                 United News & Media PLC, Note,
Baa2                   550(d)     7.25%, 7/1/04                               556,693
                                 Viacom, Inc., Class B,
A3                   1,200        6.40%, 1/30/06                            1,223,352
                                                                      ---------------
                                                                            5,730,583
-------------------------------------------------------------------------------------
Oil & Gas Equipment & Services  0.5%
                                 Amerada Hess Corp., Note,
Baa2                   150(d)     7.375%, 10/1/09                             155,701
                                 BJ Services Co.,
Baa2                 3,500(d)     7.00%, 2/1/06                             3,617,985
                                 Williams Cos., Inc.,
Baa2                   500        8.75%, 3/15/32                              513,560
                                                                      ---------------
                                                                            4,287,246
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  0.4%
                                 Conoco, Inc., Sr. Note,
Baa1                   750(d)     6.95%, 4/15/29                              748,232
                                 Duke Energy Field Services LLC,
                                  Note,
Baa2                   200(d)     7.50%, 8/16/05                              205,348
                                 Kerr-Mcgee Corp.,
Baa2                   500(d)     7.875%, 9/15/31                             524,125
                                 Occidental Petroleum Corp., Sr.
                                  Note,
Baa2                   700(d)     6.75%, 1/15/12                              702,156
                                 Ocean Energy, Inc., Sr. Note,
Baa3                   615(d)     7.875%, 8/1/03                              612,694
                                 Pioneer Natural Resources Co., Sr.
                                  Note,
Ba1                    500(d)     8.875%, 4/15/05                             514,375
                                                                      ---------------
                                                                            3,306,930
-------------------------------------------------------------------------------------
Paper & Forest Products  0.2%
                                 Abitibi-Consolidated, Inc.,
Baa3                   100        8.55%, 8/1/10                               104,258

    See Notes to Financial Statements                                     29

   The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
                                 Boise Cascade Corp., Note,
Baa3           $       600(d)     7.50%, 2/1/08                       $       593,856
                                 MeadWestvaco Corp.,
Baa2                   100        6.85%, 4/1/12                                98,920
                                 Weyerhaeuser Co.
Baa2                   500       7.375%, 3/15/32                              487,550
Baa2                   500       6.75%, 3/15/12                               491,090
                                                                      ---------------
                                                                            1,775,674
-------------------------------------------------------------------------------------
Pharmaceuticals  0.1%
                                 Pharmacia Corp.,
A1                     585(d)     6.75%, 12/15/27                             551,298
-------------------------------------------------------------------------------------
Printing  0.1%
                                 World Color Press, Inc.
Baa2                   260(d)    8.375%, 11/15/08                             265,821
Baa2                   815(d)    7.75%, 2/15/09                               801,882
                                                                      ---------------
                                                                            1,067,703
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.4%
                                 Duke Realty L.P., Sr. Note,
Baa1                   800(d)     7.30%, 6/30/03                              829,216
                                 ERP Operating L.P., Note,
Baa1                   400(d)    7.10%, 6/23/04                               414,684
Baa1                 2,000(d)    6.63%, 4/13/05                             2,024,880
                                                                      ---------------
                                                                            3,268,780
-------------------------------------------------------------------------------------
Retail  0.3%
                                 Federated Department Stores, Inc.,
                                  Sr. Note,
Baa1                 2,500(d)     8.125%, 10/15/02                          2,563,425
                                 Target Corp., Note,
A2                     300(d)     5.875%, 3/1/12                              288,339
                                                                      ---------------
                                                                            2,851,764
-------------------------------------------------------------------------------------
Telecommunication Services  1.1%
                                 AT&T Corp., Sr. Note,
A3                   1,300(d)     8.00%, 11/15/31                           1,247,974
                                 AT&T Wireless Services, Inc., Sr.
                                  Note,
Baa2                   500(d)     8.75%, 3/1/31                               513,535
                                 Electric Lightwave, Inc., Note,
Baa2                   900        6.05%, 5/15/04                              873,873

    30                                     See Notes to Financial Statements

   The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
                                 France Telecom SA, Note,
Baa1           $       530        9.00%, 3/1/31                       $       568,165
                                 GTE Corp.,
A2                     220(d)     6.36%, 4/15/06                              224,195
                                 LCI International, Inc.,
Baa3                   450(d)     7.25%, 6/15/07                              366,750
                                 Qwest Corp., Note,
Baa2                   325(f)     8.875%, 3/15/12                             320,043
                                 Sprint Capital Corp. Note
Baa2                 1,150(d)    6.90%, 5/1/19                                948,486
Baa2                   300       8.75%, 3/15/32                               290,814
Baa2                   250       8.375%, 3/15/12                              246,060
                                 Telecomunicaciones de Puerto Rico,
                                  Inc.,
Baa1                   800(d)    6.65%, 5/15/06                               792,240
Baa1                 1,400(d)    6.80%, 5/15/09                             1,316,486
                                 Telus Corp., Note,
Baa2                   200        7.50%, 6/1/07                               204,086
                                 Vodafone Group PLC, Note,
A2                     700(d)     7.75%, 2/15/10                              748,216
                                 WorldCom, Inc., Note,
A3                   1,600(d)     8.25%, 5/15/31                            1,272,368
                                                                      ---------------
                                                                            9,933,291
-------------------------------------------------------------------------------------
Transportation  0.2%
                                 CP Railway Ltd.
Baa2                   600(d)    6.25%, 10/15/11                              580,772
Baa2                   500(d)    7.125%, 10/15/31                             491,535
                                 Union Pacific Corp., Note,
Baa3                 1,000(f)     5.75%, 10/15/07                             981,463
                                                                      ---------------
                                                                            2,053,770
-------------------------------------------------------------------------------------
Utilities  0.3%
                                 Calenergy Co., Inc., Sr. Note,
Baa3                 1,000(d)     6.96%, 9/15/03                            1,025,560
                                 Hydro Quebec,
A1                     125        7.50%, 4/1/16                               135,562

    See Notes to Financial Statements                                     31

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
                                 Progress Energy, Inc., Sr. Note,
Baa1           $       400(d)     5.85%, 10/30/08                     $       384,920
                                 Utilicorp United, Inc., Sr. Note,
Baa3                   800(d)     7.00%, 7/15/04                              799,536
                                                                      ---------------
                                                                            2,345,578
                                                                      ---------------
                                 Total corporate bonds
                                  (cost $88,382,438)                       87,946,824
                                                                      ---------------
ASSET BACKED SECURITIES  0.6%
                                 Citibank Credit Card Master Trust
Aaa                  2,000(d)    6.10%, 5/15/08                             2,045,000
                                 MBNA Master Credit Card Trust
Aaa                  3,400(d)    5.90%, 8/15/11                             3,405,991
                                                                      ---------------
                                 Total asset backed securities
                                  (cost $5,386,495)                         5,450,991
                                                                      ---------------
COMMERCIAL MORTGAGE BACKED SECURITIES  0.8%
                                 Chase Commercial Mortgage
                                  Securities Corp., Ser. 2000-2,
Aaa                  3,400(d)    7.631%, 7/15/32                            3,628,268
                                 Commercial Mortgage Asset Trust,
                                  Ser. 1999-C2,
Aaa                    169(d)    7.285%, 12/17/07                             177,558
                                 Morgan Stanley Dean Witter Capital
                                  I Trust, Ser. 2000-Life2,
Aaa                  2,500(d)    7.20%, 10/15/33                            2,630,346
                                 Washington Mutual, Inc., Ser.
                                  2002-AR4, Class A7,
Aaa                  1,200       5.598%, 4/26/32                            1,187,438
                                                                      ---------------
                                 Total commercial mortgage backed
                                  securities
                                  (cost $7,667,867)                         7,623,610
                                                                      ---------------
COLLATERALIZED MORTGAGE OBLIGATION  0.3%
                                 Federal National Mortgage Assoc.,
                                  PAC-1
                       600       6.50%, 5/25/08                               617,250

    32                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
                                 Prudential Securities Secured
                                  Financing Corp.
               $     1,675(d)    7.727%, 5/17/32                      $     1,808,228
                                                                      ---------------
                                 Total collateralized mortgage
                                  obligation
                                  (cost $2,424,672)                         2,425,478
                                                                      ---------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS  9.5%
                                 Federal National Mortgage Assoc.,
                     1,496(d)    7.50%, 12/1/07                             1,577,203
                     1,578(d)    7.00%, 3/1/08                              1,648,045
                       421(d)    6.50%, 5/1/13 - 5/1/24                       422,137
                    11,500(c)    6.00%, 4/1/17 - 4/1/32, TBA               11,243,420
                       240(d)    8.00%, 12/1/23                               255,889
                       452(d)    8.50%, 10/1/24 - 2/1/28                      483,404
                     7,100(c)    7.50%, 4/1/32, TBA                         7,361,706
                    40,000(c)    6.50%, 4/1/32 , TBA                       39,787,200
                    10,500(c)    7.00%, 4/1/32, TBA                        10,700,130
                                 Government National Mortgage
                                  Assoc.,
                     1,470(d)    8.00%, 7/15/22 - 6/15/25                   1,563,820
                     5,959(d)    6.50%, 9/15/23 - 4/15/24                   5,989,369
                     1,148(d)    7.00%, 6/15/24                             1,176,942
                       471(d)    7.50%, 4/15/29 - 5/15/31                     492,171
                     2,500(c)    7.50%, 4/1/32, TBA                         2,597,650
                                                                      ---------------
                                 Total U.S. government agency
                                  mortgage pass-through obligations
                                  (cost $84,957,646)                       85,299,086
                                                                      ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.6%
                                 Federal National Mortgage Assoc.,
                       264(d)    6.25%, 2/1/11                                262,432
                     4,980(f)    6.125%, 3/15/12                            4,985,428
                                                                      ---------------
                                 Total U.S. government agency
                                  obligations
                                  (cost $5,236,374)                         5,247,860
                                                                      ---------------
U.S. GOVERNMENT SECURITIES  2.6%
                                 United States Treasury Bonds,
                     2,195(d)    8.75%, 5/15/17                             2,800,688
                     3,740(f)    8.125%, 8/15/19                            4,579,742

    See Notes to Financial Statements                                     33

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
               $     4,395(f)    8.75%, 8/15/20                       $     5,715,566
                       300(d)    7.625%, 11/15/22                             355,359
                       265(d)    7.125%, 2/15/23                              298,499
                                 United States Treasury Notes,
                     5,400       3.00%, 1/31/04                             5,344,326
                        65       5.875%, 11/15/04                              67,834
                         4       6.00%, 8/15/09                                 4,161
                     3,090(f)    4.875%, 2/15/12                            2,964,453
                     2,900(f)    11/15/18, Strips                           1,031,791
                                                                      ---------------
                                 Total U.S. government securities
                                  (cost $23,469,944)                       23,162,419
                                                                      ---------------
FOREIGN GOVERNMENT OBLIGATIONS  0.3%
                                 Province of Nova Scotia (Canada)
A                      400(d)    5.75%, 2/27/12                               385,086
                                 Province of Quebec (Canada)
A                      780(d)    5.75%, 2/15/09                               768,144
A                      800(d)    7.125%, 2/9/24                               826,224
                                 Province of Saskatchewan (Canada)
A                      500(d)    9.125%, 2/15/21                              631,910
                                                                      ---------------
                                 Total foreign government
                                  obligations
                                  (cost $2,431,218)                         2,611,364
                                                                      ---------------
                                 Total long-term investments
                                  (cost $749,187,853)                     753,906,491
                                                                      ---------------
SHORT-TERM INVESTMENTS  31.5%
CORPORATE BONDS  0.6%
-------------------------------------------------------------------------------------
Auto & Truck  0.1%
                                 Navistar International, Sr. Note,
Ba1                  1,250(d)     7.00%, 2/1/03                             1,256,250
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  0.5%
                                 Limestone Electron Trust, Sr.
                                  Note,
Baa3                 4,250(d)     8.625%, 3/15/03                           4,292,500
                                                                      ---------------
                                 Total corporate bonds
                                  (cost $5,499,008)                         5,548,750
                                                                      ---------------

    34                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  1.3%
                                 United States Treasury Bills,
                                 1.72%, 6/20/02
               $    11,300(b)     (cost $11,245,195)                  $    11,245,195
                                                                      ---------------
INVESTMENT COMPANIES  29.6%
               Shares
-----------------------------------------------------------------------------------
                                 Prudential Core Investment
                                  Fund-Taxable Money Market Series
               266,233,692(e)    (cost $266,233,692; Note 3)              266,233,692
                                                                      ---------------
                                 Total short-term investments
                                  (cost $282,977,895)                     283,027,637
                                                                      ---------------
                                 Total Investments  115.4%
                                  (cost $1,032,165,748; Note 5)         1,036,934,128
                                 Liabilities in excess of other
                                  assets  (15.4%)                        (138,234,050)
                                                                      ---------------
                                 Net Assets  100%                     $   898,700,078
                                                                      ---------------
                                                                      ---------------

------------------------------
(a) Non-income producing security.
(b) All or partial amount of security is segregated as initial margin for financial futures transactions.
(c) Partial principal amount of $71,600,000 represents a to-be-announced ('TBA') mortgage dollar roll, see Notes 1 and 4.
(d) All or partial amount of security pledged as collateral for dollar rolls.
(e) Represents security or portion thereof, purchased with cash collateral received for securities on loan.
(f) Securities, or portion thereof, on loan, see Note 4.
ADR--American Depository Receipt.
BV--Beloten Vennootschaap (Dutch Corporation).
LLC--Limited Liability Company.
L.P.--Limited Partnership.
PAC--Planned Amortization Class.
PLC--Public Limited Company (British Corporation).
SA--Societe Anonyme (French Corporation).
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     35

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  March 31, 2002
--------------------------------------------------------------------------------------
ASSETS
Investments, at value including collateral for securities on
   loan of $70,740,694 (cost $1,032,165,748)                      $1,036,934,128
Cash                                                                      94,417
Receivable for investments sold                                       13,814,268
Dividends and interest receivable                                      3,163,384
Receivable for Series shares sold                                        810,519
Receivable for securities lending                                        152,190
Other assets                                                              21,265
                                                                  --------------
      Total assets                                                 1,054,990,171
                                                                  --------------
LIABILITIES
Payable for investments purchased                                     80,196,581
Payable to broker for collateral for securities on loan               70,740,694
Payable for Series shares reacquired                                   2,794,158
Accrued expenses and other liabilities                                 1,493,665
Management fee payable                                                   497,962
Distribution fee payable                                                 269,823
Due to broker - variation margin                                         179,355
Securities lending rebate payable                                        117,855
                                                                  --------------
      Total liabilities                                              156,290,093
                                                                  --------------
NET ASSETS                                                        $  898,700,078
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Common stock, at par                                           $       76,825
   Paid-in capital in excess of par                                  917,965,426
                                                                  --------------
                                                                     918,042,251
   Undistributed net investment income                                 3,662,448
   Accumulated net realized loss on investments                      (26,155,021)
   Net unrealized appreciation/depreciation on investments             3,150,400
                                                                  --------------
Net assets, March 31, 2002                                        $  898,700,078
                                                                  --------------
                                                                  --------------

    36                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  March 31, 2002
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($487,012,937 / 41,669,186 shares of common stock
      issued and outstanding)                                             $11.69
   Maximum sales charge (5% of offering price)                               .62
                                                                  --------------
   Maximum offering price to public                                       $12.31
Class B:
   Net asset value, offering price and redemption price per
      share
      ($177,023,842 / 15,172,175 shares of common stock
      issued and outstanding)                                             $11.67
Class C:
   Net asset value and redemption price per share
      ($16,439,985 / 1,408,977 shares of common stock issued
      and outstanding)                                                    $11.67
   Sales charge (1% of offering price)                                       .12
                                                                  --------------
   Offering price to public                                               $11.79
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($218,223,314 / 18,574,897 shares of common stock
      issued and outstanding)                                             $11.75

    See Notes to Financial Statements                                     37

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   March 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $  9,642,625
   Dividends (net of foreign withholding taxes of $5,793)              3,470,684
   Income from securities loaned (net)                                   206,029
                                                                   --------------
      Total income                                                    13,319,338
                                                                   --------------
Expenses
   Management fee                                                      2,927,484
   Distribution fee--Class A                                             606,138
   Distribution fee--Class B                                             915,152
   Distribution fee--Class C                                              84,108
   Transfer agent's fees and expenses                                    683,000
   Reports to shareholders                                               250,000
   Registration fees                                                     150,000
   Custodian's fees and expenses                                         110,000
   Legal fees and expenses                                                50,000
   Audit fee                                                              10,000
   Directors' fees and expenses                                            9,000
   Miscellaneous                                                          28,824
                                                                   --------------
      Total operating expenses                                         5,823,706
                                                                   --------------
Net investment income before excise tax                                7,495,632
Excise tax                                                                (1,198)
                                                                   --------------
Net investment income                                                  7,494,434
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                           (21,400,461)
   Financial futures contracts                                        20,158,377
                                                                   --------------
                                                                      (1,242,084)
                                                                   --------------
Net change in unrealized appreciation/(depreciation) on:
   Investments transactions                                           63,520,331
   Financial futures contracts                                           144,048
                                                                   --------------
                                                                      63,664,379
                                                                   --------------
Net gain on investments                                               62,422,295
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 69,916,729
                                                                   --------------
                                                                   --------------

    38                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months              Year
                                                   Ended               Ended
                                              March 31, 2002     September 30, 2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $     7,494,434     $     19,587,899
   Net realized loss on investments                (1,242,084)         (24,835,573)
   Net change in unrealized
      appreciation/(depreciation) on
      investments                                  63,664,379         (119,150,051)
                                              ---------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                    69,916,729         (124,397,725)
                                              ---------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                     (12,067,120)            (529,982)
      Class B                                      (2,940,609)            (424,562)
      Class C                                        (267,376)             (65,756)
      Class Z                                      (5,959,996)          (3,969,182)
                                              ---------------    ------------------
                                                  (21,235,101)          (4,989,482)
                                              ---------------    ------------------
   Distributions to shareholders from net
      realized gains on investments
      Class A                                              --             (603,473)
      Class B                                              --             (604,293)
      Class C                                              --              (93,593)
      Class Z                                              --           (4,237,101)
                                              ---------------    ------------------
                                                           --           (5,538,460)
                                              ---------------    ------------------
Series share transactions (net of share
   conversion) (Note 6)
   Net proceeds from shares sold(b)                45,345,061        1,982,644,704
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                  20,371,525           10,480,627
   Cost of shares reacquired                      (95,692,865)      (1,162,705,795)
                                              ---------------    ------------------
   Net increase (decrease) in net assets
      from Series share transactions              (29,976,279)         830,419,536
                                              ---------------    ------------------
      Total increase                               18,705,349          695,493,869
NET ASSETS
Beginning of period                               879,994,729          184,500,860
                                              ---------------    ------------------
End of period(a)                              $   898,700,078     $    879,994,729
                                              ---------------    ------------------
                                              ---------------    ------------------
------------------------------
(a) Includes undistributed net investment
    income of                                 $     3,662,448     $     17,403,115
                                              ---------------    ------------------
(b) For the year ending September 30, 2001, includes shares issued in connection with acquisition of Prudential Balanced Fund (Note 7).

    See Notes to Financial Statements                                     39

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited)

      The Prudential Investment Portfolios, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of three series: Prudential Active Balanced Fund (the 'Series'), Prudential Jennison Growth Fund and Prudential Jennison Equity Opportunity Fund. These financial statements relate to Prudential Active Balanced Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

      The Series' investment objective is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with Prudential Investment Management, Inc. ('PIM' or 'Subadviser'), to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and Subadviser, able to produce prices which are representative of market value.

      Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided

       The Prudential Investment Portfolios, Inc.     Prudential Active
Balanced Fund

             Notes to Financial Statements (Unaudited) Cont'd.
by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain
                                                                          41

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Dollar Rolls:    The Series enters into mortgage dollar rolls in which the
Series sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Series maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligations in respect of dollar rolls.

      Securities Lending:    The Series may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI'), a wholly owned subsidiary of Prudential Financial, Inc. ('Prudential'), is the securities lending agent for the Fund. For the six months ended March

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

31, 2002, PSI has been compensated (by the Series) approximately $69,000 for these services.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income which is comprised of 3 elements: stated coupon, OID and market discount is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. The Fund accretes discount and amortizes premium as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Distributions from net investment income
and net capital gains, if any, are made annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Series' policy to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement for the Series with PI. Pursuant to a subadvisory agreement between PI and PIM, PIM furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of the Series in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .65 of 1% of the Series' daily average net assets up to $1 billion and .60 of 1% of the average net assets of the Series in excess of $1 billion.
                                                                          43

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2002.

      PIMS has advised the Series that it received approximately $177,700 and $5,400 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended March 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended March 31, 2002, it received approximately $116,200 and $1,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the period ended March 31, 2002, the amounts of the commitment were as follows: $930 million from September 14, 2001, through December 31, 2001 and $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Fund pays a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the amended SCA is May 2, 2003. The Series did not borrow any amounts pursuant to the SCA during the period ended March 31, 2002.

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended March 31, 2002, the Series incurred fees of approximately $582,600 for the services of PMFS. As of March 31, 2002 approximately $95,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Series invests in the Taxable Money Market Series, a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Taxable Money Market Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. As of March 31, 2002, the Series earned income from the Taxable Money Market Series of approximately $1,626,600 and $206,000 respectively, by investing its excess cash and collateral received from securities lending.

Note 4. Portfolio Securities
Purchases and sales of investment securities other than short-term investments, for the six months ended March 31, 2002 were $742,026,651 and $774,408,140 respectively.

      The average monthly balance of dollar rolls outstanding during the six months ended March 31, 2002 was approximately $38,406,175. The value of dollar rolls outstanding at March 31, 2002 was $59,453,438 (principal $59,100,000), which was 6.6% of total assets.

      During the six months ended March 31, 2002, the Series entered into financial futures contracts. Details of open contracts at March 31, 2002 are as follows:

                                                   Value at         Value at         Unrealized
 Number of                        Expiration      March 31,          Trade         Appreciation/
 Contracts          Type             Date            2002             Date         (Depreciation)
-----------    ---------------    ----------     ------------     ------------     --------------
               Long Positions:
               U.S. Treas.
48               Bond                Jun. 02     $  4,711,500     $  4,933,867      $   (222,367)
293            U.S. 5yr Note         Jun. 02       30,394,172       31,116,656          (722,484)
1,057          U.S. 5yr Note         Jun. 02      109,647,234      111,208,016        (1,560,782)
62             S&P Mid 400           Jun. 02       16,815,950       16,699,825           116,125
               Short Positions:
190            U.S. 10yr Note        Jun. 02       19,466,094       20,021,977           555,883
112            U.S. 2yr Note         Jun. 02       23,138,500       23,364,251           225,751
                                                                                   --------------
                                                                                    $ (1,607,874)
                                                                                   --------------
                                                                                   --------------

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      As of March 31, 2002, the Series had securities on loan with an aggregate market value of $68,350,966. As of this date, the cash collateral held for securities on loan was $70,740,694.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

      For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2001 of approximately $22,945 which expires in 2009. In addition, the Series elected to treat net capital losses of approximately $20,067,863 incurred in the eleven-month period ended September 30, 2001 as having incurred in the current fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

      The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of March 31, 2002 were as follows:

                                                         Net
  Tax Basis                                           Unrealized
of Investments     Appreciation     Depreciation     Appreciation
--------------     ------------     ------------     ------------
$1,035,391,471     $ 61,439,275     $ 59,896,618      $ 1,542,657

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 3.25 billion shares of $.001 par value of common stock of the Fund authorized which are divided into three series, two of which (including the Series) offer four classes, designated Class A, Class B, Class C and Class Z, each of which consists

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

of 250 million authorized shares. As of March 31, 2002 Prudential owned Class A shares, Class B shares, Class C shares and Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                    Shares           Amount
------------------------------------------------------   -----------    ---------------
Six months ended March 31, 2002:
Shares sold                                                1,136,593    $    13,108,300
Shares issued in reinvestment of dividends                   983,595         11,291,671
Shares reacquired                                         (4,305,680)       (49,591,464)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              (2,185,492)       (25,191,493)
Shares issued upon conversion from Class B                 1,037,797         11,942,873
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding             (1,147,695)   $   (13,248,620)
                                                         -----------    ---------------
                                                         -----------    ---------------
Year ended September 30, 2001:
Shares sold                                               42,640,383    $   533,752,789
Shares issued in connection with acquisition of
  Prudential Balanced Fund (Note 7)                       39,781,013        498,463,933
Shares issued in reinvestment of dividends and
  distributions                                               87,889          1,117,952
Shares reacquired                                        (47,346,788)      (590,518,826)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              35,162,497        442,815,848
Shares issued upon conversion from Class B                 6,459,560         78,851,001
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding             41,622,057    $   521,666,849
                                                         -----------    ---------------
                                                         -----------    ---------------
Class B
------------------------------------------------------
Six months ended March 31, 2002:
Shares sold                                                  841,607    $     9,674,168
Shares issued in reinvestment of dividends                   248,945          2,860,382
Shares reacquired                                         (1,362,798)       (15,644,715)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                (272,246)        (3,110,165)
Shares reacquired upon conversion into Class A            (1,038,165)       (11,942,873)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding             (1,310,411)   $   (15,053,038)
                                                         -----------    ---------------
                                                         -----------    ---------------
Year ended September 30, 2001:
Shares sold                                               25,508,752    $   318,862,215
Shares issued in connection with acquisition of
  Prudential Balanced Fund (Note 7)                       23,649,238        296,140,946
Shares issued in reinvestment of dividends and
  distributions                                               78,825          1,001,080
Shares reacquired                                        (27,631,407)      (344,556,318)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              21,605,408        271,447,923
Shares reacquired upon conversion into Class A            (6,485,699)       (78,851,001)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding             15,119,709    $   192,596,922
                                                         -----------    ---------------
                                                         -----------    ---------------

                                                                          47

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                    Shares           Amount
------------------------------------------------------   -----------    ---------------
Six months ended March 31, 2002:
Shares sold                                                  156,855    $     1,803,355
Shares issued in reinvestment of dividends and
  distributions                                               22,988            264,128
Shares reacquired                                           (263,846)        (3,032,611)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding                (84,003)   $      (965,128)
                                                         -----------    ---------------
Year ended September 30, 2001:
Shares sold                                                1,663,156    $    20,539,283
Shares issued in connection with acquisition of
  Prudential Balanced Fund (Note 7)                          920,247         11,522,018
Shares issued in reinvestment of dividends and
  distributions                                               12,237            155,417
Shares reacquired                                         (1,314,136)       (16,317,359)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding              1,281,504    $    15,899,359
                                                         -----------    ---------------
                                                         -----------    ---------------
Class Z
------------------------------------------------------
Six Months ended March 31, 2002:
Shares sold                                                1,798,258    $    20,759,236
Shares issued in reinvestment of dividends                   516,509          5,955,346
Shares reacquired                                         (2,390,753)       (27,424,075)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding                (75,986)          (709,493)
                                                         -----------    ---------------
                                                         -----------    ---------------
Year ended September 30, 2001:
Shares sold                                               14,991,139    $   186,528,980
Shares issued in connection with acquisition of
  Prudential Balanced Fund (Note 7)                        9,315,459        116,834,540
Shares issued in reinvestment of dividends and
  distributions                                              645,140          8,206,178
Shares reacquired                                        (16,925,458)      (211,313,292)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding              8,026,280    $   100,256,406
                                                         -----------    ---------------
                                                         -----------    ---------------

Note 7. Acquisition of Prudential Balanced Fund
On November 10, 2000, the Series acquired all the net assets of Prudential Balanced Fund pursuant to a plan of reorganization approved by Prudential Balanced Fund shareholders on October 27, 2000. The acquisition was accomplished by a tax-free exchange of the following shares:

               Prudential Balanced
                   Fund Shares               Series
                    Redeemed             Shares Issued           Value
               -------------------     ------------------     ------------
Class A             43,724,218             39,781,013         $498,463,933
Class B             26,064,125             23,649,238          296,140,946
Class C              1,014,216                920,247           11,522,018
Class Z             10,247,005              9,315,459          116,834,540

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Prudential Balanced Fund net assets at that date ($922,961,437), including $46,678,039 of unrealized appreciation, were combined with those of the Series. The aggregate net assets of the Series and Prudential Balanced Fund immediately before the acquisition were $172,990,345 and $922,961,437, respectively.
                                                                          49

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Financial Highlights (Unaudited)

                                                                     Class A
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  11.08
                                                                   ----------
Income from investment operations:
Net investment income                                                     .11
Net realized and unrealized gain (loss) on investment
transactions                                                              .79
                                                                   ----------
   Total from investment operations                                       .90
                                                                   ----------
Less distributions:
Dividends from net investment income                                     (.29)
Distributions from net realized gains                                      --
                                                                   ----------
   Total distributions                                                   (.29)
                                                                   ----------
Net asset value, end of period                                       $  11.69
                                                                   ----------
                                                                   ----------
TOTAL RETURN(d):                                                         8.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $487,013
Average net assets (000)                                             $486,243
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          1.19%(c)
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                           .94%(c)
   Net investment income                                                 1.77%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 99%

------------------------------
(a) Commencement of offering of Class A shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.

    50                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                   Class A
--------------------------------------------------------------------------------------------------------------
                           Year Ended September 30,                                 November 7, 1996(a)
-------------------------------------------------------------------------------           Through
      2001                 2000                 1999                 1998            September 30, 1997
--------------------------------------------------------------------------------------------------------
    $  13.76             $  13.25             $  13.29             $  14.41               $  13.40
         .44                  .38                  .31                  .44                    .21(b)
       (2.31)                1.10                 1.69                 (.20)                  1.97
----------------         --------             --------             --------               --------
       (1.87)                1.48                 2.00                  .24                   2.18
----------------         --------             --------             --------               --------
        (.38)                (.28)                (.30)                (.32)                  (.39)
        (.43)                (.69)               (1.74)               (1.04)                  (.78)
----------------         --------             --------             --------               --------
        (.81)                (.97)               (2.04)               (1.36)                 (1.17)
----------------         --------             --------             --------               --------
    $  11.08             $  13.76             $  13.25             $  13.29               $  14.41
----------------         --------             --------             --------               --------
----------------         --------             --------             --------               --------
      (14.40)%              11.56%               16.07%                1.93%                 17.48%
    $474,409             $ 16,444             $ 10,397             $  3,218               $    990
    $456,359             $ 13,248             $  6,918             $  2,090               $    100
        1.21%                1.30%                1.41%                1.28%                  1.31%(c)
         .96%                1.05%                1.16%                1.03%                  1.06%(c)
        2.21%                2.76%                2.29%                2.72%                  2.69%(c)
         134%                 243%                 230%                 256%                    50%

    See Notes to Financial Statements                                     51

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  11.00
                                                                   ----------
Income from investment operations:
Net investment income                                                     .06
Net realized and unrealized gain (loss) on investment
transactions                                                              .79
                                                                   ----------
   Total from investment operations                                       .85
                                                                   ----------
Less distributions:
Dividends from net investment income                                     (.18)
Distributions from net realized gains                                      --
                                                                   ----------
   Total distributions                                                   (.18)
                                                                   ----------
Net asset value, end of period                                       $  11.67
                                                                   ----------
                                                                   ----------
TOTAL RETURN(d):                                                         7.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $177,024
Average net assets (000)                                             $183,533
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          1.94%(c)
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                           .94%(c)
   Net investment income                                                 1.03%(c)

------------------------------
(a) Commencement of offering of Class B shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.

    52                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                   Class B
--------------------------------------------------------------------------------------------------------------
                           Year Ended September 30,                                 November 7, 1996(a)
-------------------------------------------------------------------------------           Through
      2001                 2000                 1999                 1998            September 30, 1997
--------------------------------------------------------------------------------------------------------
    $  13.68             $  13.17             $  13.22             $  14.34               $  13.40
----------------     ----------------     ----------------         --------               --------
         .40                  .27                  .19                  .27                    .19(b)
       (2.35)                1.11                 1.69                 (.14)                  1.92
----------------     ----------------     ----------------         --------               --------
       (1.95)                1.38                 1.88                  .13                   2.11
----------------     ----------------     ----------------         --------               --------
        (.30)                (.18)                (.19)                (.21)                  (.39)
        (.43)                (.69)               (1.74)               (1.04)                  (.78)
----------------     ----------------     ----------------         --------               --------
        (.73)                (.87)               (1.93)               (1.25)                 (1.17)
----------------     ----------------     ----------------         --------               --------
    $  11.00             $  13.68             $  13.17             $  13.22               $  14.34
----------------     ----------------     ----------------         --------               --------
----------------     ----------------     ----------------         --------               --------
      (14.99)%              10.78%               15.12%                1.10%                 16.91%
    $181,313             $ 18,648             $ 10,979             $  3,038               $    213
    $225,621             $ 13,794             $  7,018             $  1,285               $     71
        1.96%                2.05%                2.16%                2.03%                  2.06%(c)
         .96%                1.05%                1.16%                1.03%                  1.06%(c)
        1.55%                2.01%                1.54%                1.95%                  1.94%(c)

    See Notes to Financial Statements                                     53

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                ------------------
                                                                  Six Months Ended
                                                                  March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  11.00
                                                                   ----------
Income from investment operations:
Net investment income                                                     .06
Net realized and unrealized gain (loss) on investment
transactions                                                              .79
                                                                   ----------
   Total from investment operations                                       .85
                                                                   ----------
Less distributions:
Dividends from net investment income                                     (.18)
Distributions from net realized gains                                      --
                                                                   ----------
   Total distributions                                                   (.18)
                                                                   ----------
Net asset value, end of period                                       $  11.67
                                                                   ----------
                                                                   ----------
TOTAL RETURN(d):                                                         7.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 16,440
Average net assets (000)                                             $ 16,868
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          1.94%(c)
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                           .94%(c)
   Net investment income                                                 1.02%(c)

------------------------------
(a) Commencement of offering of Class C shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.

    54                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                   Class C
--------------------------------------------------------------------------------------------------------------
                           Year Ended September 30,                                 November 7, 1996(a)
-------------------------------------------------------------------------------           Through
      2001                 2000                 1999                 1998            September 30, 1997
--------------------------------------------------------------------------------------------------------
    $  13.68             $  13.17             $  13.22             $  14.34               $  13.40
    --------             --------             --------             --------               --------
         .32                  .27                  .19                  .48                    .13(b)
       (2.27)                1.11                 1.69                 (.35)                  1.98
    --------             --------             --------             --------               --------
       (1.95)                1.38                 1.88                  .13                   2.11
    --------             --------             --------             --------               --------
        (.30)                (.18)                (.19)                (.21)                  (.39)
        (.43)                (.69)               (1.74)               (1.04)                  (.78)
    --------             --------             --------             --------               --------
        (.73)                (.87)               (1.93)               (1.25)                 (1.17)
    --------             --------             --------             --------               --------
    $  11.00             $  13.68             $  13.17             $  13.22               $  14.34
    --------             --------             --------             --------               --------
    --------             --------             --------             --------               --------
      (14.99)%              10.78%               15.12%                1.10%                 16.91%
    $ 16,423             $  2,893             $  1,117             $    284               $      5
    $ 14,019             $  1,741             $    674             $    118               $      1
        1.96%                2.05%                2.16%                2.03%                  2.06%(c)
         .96%                1.05%                1.16%                1.03%                  1.06%(c)
        1.43%                2.02%                1.54%                2.04%                  1.94%(c)

    See Notes to Financial Statements                                     55

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  11.14
                                                                  ----------------
Income from investment operations:
Net investment income                                                      .12
Net realized and unrealized gain (loss) on investment
transactions                                                               .81
                                                                  ----------------
   Total from investment operations                                        .93
                                                                  ----------------
Less distributions:
Dividends from net investment income                                      (.32)
Distributions from net realized gains                                       --
                                                                  ----------------
   Total distributions                                                    (.32)
                                                                  ----------------
Net asset value, end of period                                        $  11.75
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(c):                                                          8.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $218,223
Average net assets (000)                                              $216,595
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                    .94%(b)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    .94%(b)
   Net investment income                                                  2.02%(b)

------------------------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Annualized.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.

    56                                     See Notes to Financial Statements

  The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                               Class Z
  --------------------------------------------------------------------------------------------------
                                       Year Ended September 30,
  --------------------------------------------------------------------------------------------------
        2001               2000               1999               1998               1997
  --------------------------------------------------------------------------------------------------
      $  13.79           $  13.27           $  13.32           $  14.45           $  13.01
  ----------------   ----------------   ----------------   ----------------   ----------------
           .35                .40                .35                .38                .39(a)
         (2.17)              1.12               1.68               (.12)              2.22
  ----------------   ----------------   ----------------   ----------------   ----------------
         (1.82)              1.52               2.03                .26               2.61
  ----------------   ----------------   ----------------   ----------------   ----------------
          (.40)              (.31)              (.34)              (.35)              (.39)
          (.43)              (.69)             (1.74)             (1.04)              (.78)
  ----------------   ----------------   ----------------   ----------------   ----------------
          (.83)             (1.00)             (2.08)             (1.39)             (1.17)
  ----------------   ----------------   ----------------   ----------------   ----------------
      $  11.14           $  13.79           $  13.27           $  13.32           $  14.45
  ----------------   ----------------   ----------------   ----------------   ----------------
  ----------------   ----------------   ----------------   ----------------   ----------------
      $ (13.96)%            11.87%             16.32%              2.12%             21.34%
      $207,850           $146,516           $124,250           $161,838           $158,672
      $230,926           $137,089           $130,052           $177,443           $154,199
           .96%              1.05%              1.16%              1.03%              1.06%
           .96%              1.05%              1.16%              1.03%              1.06%
          2.51%              2.99%              2.54%              2.99%              2.94%

    See Notes to Financial Statements                                     57

The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-----------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                                www.prudential.com    (800) 225-1852

Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**
------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
    Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

The Prudential Investment Portfolios, Inc.   Prudential Active Balanced Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally.
Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                                www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Maria G. Master, Assistant Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PIBAX    74437E883
    Class B     PBFBX    74437E875
    Class C     PABCX    74437E867
    Class Z     PABFX    74437E859

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2002, were not audited and, accordingly, no auditors' opinion is expressed on them.

PRUDENTIAL (LOGO)

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PIBAX    74437E883
    Class B     PBFBX    74437E875
    Class C     PABCX    74437E867
    Class Z     PABFX    74437E859

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

MF185E2    IFS-A070975

                                         SEMIANNUAL REPORT
                                         MARCH 31, 2002

PRUDENTIAL
JENNISON GROWTH FUND

FUND TYPE
Large-capitalization stock

OBJECTIVE
Long-term growth of capital

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark,
NJ, and its affiliates.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.       PRUDENTIAL (LOGO)

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Jennison Growth Fund (the Fund) seeks to achieve long-term growth of capital primarily through investment of at least 65% of its total assets in stocks of medium and large companies
(generally those with a total market value of at least $1 billion) that we believe have above-average prospects for growth. The Fund may also invest in stocks of foreign companies, investment-grade bonds, and securities issued or backed by the U.S.
government and its agencies, such as mortgage-backed securities. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 3/31/02
        27.4%   Consumer Discretionary
        21.4    Information Technology
        20.3    Healthcare
        15.9    Financials
         5.1    Industrials
         3.7    Consumer Staples
         3.2    Energy
         0.2    Telecommunication Services
         2.8    Cash & Equivalents

Ten Largest Holdings

Expressed as a percentage of
net assets as of 3/31/02
    3.9%    Microsoft Corp.
            Software
    3.4     Citigroup, Inc.
            Diversified Financials
    3.3     American International Group, Inc.
            Insurance
    3.3     Wal-Mart Stores, Inc.
            Multiline Retail
    3.2     Johnson & Johnson
            Pharmaceuticals
    3.2     Schlumberger Ltd.
            Energy Equipment & Services
    3.1     Kohl's Corp.
            Multiline Retail
    3.0     Home Depot, Inc.
            Specialty Retail
    2.9     Viacom, Inc.
            Media
    2.8     Intel Corp.
            Semiconductor Equipment & Products

Holdings are subject to change.

                          www.prudential.com    (800) 225-1852

Semiannual Report    March 31, 2002

Cumulative Total Returns1                                As of 3/31/02

                                    Six Months   One Year   Five Years    Since Inception2
Class A                                13.68%     -4.95%      69.89%          89.60%
Class B                                13.24      -5.62       63.78           80.82
Class C                                13.24      -5.62       63.78           80.82
Class Z                                13.77      -4.74       71.97          221.83
Lipper Large-Cap Growth Funds Avg.3    10.77      -5.93       48.07           ***
S&P 500 Index4                         10.99       0.24       62.36           ****
Russell 1000 Growth Index5             12.16      -2.00       44.16           *****

Average Annual Total Returns1                                  As of 3/31/02

                  One Year    Five Years    Since Inception2
    Class A         -9.70%      10.05%           9.61%
    Class B        -10.34       10.24            9.68
    Class C         -7.50       10.15            9.51
    Class Z         -4.74       11.45           13.24

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper Inc.
  The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
2 Inception dates: Class A, B, and C, 11/2/95; Class
  Z, 4/15/96. On 9/20/96, the Prudential Institutional
  Fund-Growth Stock Fund merged into the Prudential
  Jennison Growth Fund, Class Z shares. Performance prior to 9/20/96 is for the Growth Stock Fund, which had an inception date of 11/5/92.
3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, five-year, and since inception periods in the Lipper Large-Cap Growth
  Funds category. Funds in the Lipper Large-Cap Growth
  Funds Average, by portfolio practice, invest at least
  75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P
  500 Index.
4 The Standard & Poor's 500 Composite Stock Price
  Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
5 The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation.
  Companies in this index tend to exhibit higher price-to book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates.
  Investors cannot invest directly in an index.
  The returns for the Lipper Average, S&P 500 Index, and Russell 1000 Growth Index would be lower if they included the effect of sales charges or taxes.

  ***Lipper Since Inception returns are 78.39% for
     Class A, B, and C, and 164.07% for Class Z, based on all funds in each share class.
 ****S&P 500 Index Since Inception returns are 118.08% for Class A, B, and C, and 228.99% for Class Z, based on all funds in each share class.
*****Russell 1000 Growth Index Since Inception returns are 86.45% for Class A, B, and C, and 172.33% for Class Z, based on all funds in each share class.

PRUDENTIAL (LOGO)                              May 15, 2002

DEAR SHAREHOLDER,
In recent months, the investing environment in the United States may well have taken a historic change for the better. On December 2, 2001, Enron
Corporation, an energy-trading firm that had been widely admired for its rapid growth and innovative business practices, filed for bankruptcy. Although this was the largest bankruptcy in U.S. history, many of the expected safeguards of shareholders' interests disappointed us. As a result, many companies have been making changes to better protect investors' interests.

These changes include voluntary moves to separate services that could cause conflicts of interest, trends toward more objective corporate boards, more detailed and revealing disclosures in corporate financial reports, an emphasis on stronger corporate balance sheets (less reliance on debt and complex financing arrangements), and a generally more critical view of ambitious profit projections. We believe that the underlying framework for investing was generally sound. These changes will strengthen it further.

In the following pages, the Fund's investment adviser reports on its return over this semiannual period.

Sincerely,



David R. Odenath, Jr., President
The Prudential Investment Portfolios, Inc./
Prudential Jennison Growth Fund

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Semiannual Report    March 31, 2002

INVESTMENT ADVISER'S REPORT

A TASTE OF RECOVERY
As we entered this reporting period on October 1, 2001, the S&P 500 Index was in an upward bounce after a steep summer drop. The terrorist attacks of September 11 had spurred the addition of both monetary and fiscal stimulus to the economy in large measures: The Federal Reserve (the Fed) began to reduce the benchmark federal funds interest rate aggressively, while the president quickly proposed
$40 billion in relief aid as well as other new spending measures. As a result, many observers came to expect a shorter recession and a much steeper recovery than there would have been if the economy had been left to take its course.

Growth stocks rose rapidly despite few signs of actual economic improvement. Some of the Fund's economically sensitive holdings, which had the greatest negative impact on its return in its last reporting period, were among the largest positive contributors in this period because investors began to anticipate an economic recovery.

However, as the period progressed, Enron's slide into bankruptcy undermined investors' confidence. In addition, share prices became somewhat expensive, given the uncertain state of corporate profits. From
December 2001 onward, investors were torn between increasing signs of economic recovery and continuing corporate downsizings and profit warnings.

The market spurt at the beginning of the reporting period provided the gains underlying the 13.68% six-month return of the Fund's Class A shares (8.00% to those paying the maximum one-time Class A share sales charge). This strong performance was almost three percentage points above the Lipper Large-Cap Growth
Funds Average. Even though some holdings had large rebounds after their prior declines, the Fund's outperformance was due to our bottom-up investing style across the entire portfolio rather than to any substantial contribution by a few stocks. No single investment detracted as much as two-thirds of a percentage point of return, and only a few made

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 3/31/02

3.9%    Microsoft Corp./Software
        Microsoft is the world's dominant software company.
        It has had excellent successes with Windows 2000 (its new business operating system) and the new XP operating system for personal computers. We expect these systems to gain momentum as the year goes on, and to trigger a new replacement cycle for personal computers.
3.4%    Citigroup, Inc./Diversified Financials
        Citigroup has extremely strong management, and is one of only four top players in the global capital markets business--a business with long-range growth potential because of the surge in global restructuring. We expect growth of about 15% a year. Citigroup also provides balance to the rest of our portfolio because of its relative independence of technology and its lower share price.
3.3%    American International Group, Inc./Insurance
        AIG is among the largest property/casualty insurers in the United States, but also has a global presence. Under long-time Chairman and CEO Maurice Greenberg, it has developed a strong strategic position and a cost-conscious culture. We believe property/casualty insurance rates, which were already rising, will accelerate because the damage caused by the events of September 11 is likely to increase demand and constrain supply as payouts reduce the capital underpinnings of the most exposed firms.
3.3%    Wal-Mart Stores, Inc./Multiline Retail
        Wal-Mart is the world's largest retailer. It has more than 4,000 stores mostly in the United States, so its international expansion has huge untapped potential. Wal-Mart did not suffer during the difficult environment of the past two years, so it is well positioned to profit from the expected growth of consumer spending.
3.2%    Johnson & Johnson/Pharmaceuticals
        Johnson & Johnson manufactures healthcare products and also provides related services for the consumer, pharmaceutical, and medical markets--including skin and hair care products, acetaminophen products, drugs, diagnostic equipment, and surgical equipment.
        Its drug-coated stent (artery structural support) virtually eliminates reclogging after implantation in coronary arteries. We expect its early entry to enable it to dominate this market, substantially increasing its earnings growth for several years.

Holdings are subject to change.

                                 www.prudential.com    (800) 225-1852

Semiannual Report    March 31, 2002

positive contributions greater than that. Instead, most of the Fund's gain came from the moderate-sized contributions of many investments that were affected by one of three broad themes: the sustained high pace of consumer spending, the incipient recovery of some technology stocks from exceedingly low prices, and the anticipated recovery of global stock markets. The largest detractors were primarily telecommunication services and healthcare companies, as well as stocks affected by the post-Enron skepticism.

RETAILERS AND MEDIA ARE CYCLICAL
The retailers Kohl's, Tiffany & Co., and Home Depot, all of which were significant detractors in the Fund's prior reporting period, rewarded our confidence with share price gains between 27% and 48% over the six months. Share prices had fallen in our last fiscal year because investors feared that the Fed's tightening monetary policy would hurt consumer spending. They rose when the Fed aggressively loosened its stance. Moreover, consumer spending never did fall as expected. We expect this to continue, so during the period, we increased our position in Wal-Mart (see Comments on Largest Holdings).

The Fund's significant position in media also was very sensitive to the economic cycle, and for the reasons just mentioned, was a performance driver. The second largest contribution to the Fund's return in this period came from Viacom, whose brands include Blockbuster, MTV, Showtime, Paramount, Simon
& Schuster, and CBS. Viacom was among the Fund's larger holdings and larger detractors in the prior period, and rebounded in the fourth quarter of 2001.
Omnicom, the world's third-largest advertising conglomerate, also was among the largest contributors to this period's return.

SOME TECHNOLOGY STOCKS BOTTOMED
The Fund's information technology holdings were generally dominant companies in their respective industries, and companies that we believe have excellent long-term growth prospects. During this reporting period, Dell Computer (the premier personal computer company), Cisco Systems (the premier supplier of computer networking equipment), Microsoft

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Semiannual Report    March 31, 2002

(see Comments on Largest Holdings), and Intel (the premier personal computer processing chip company) had large share-price gains and were among the larger contributors to the Fund's return. On the other hand, although Sun Microsystems' shares also rose during the period, they rose much less, and our holdings detracted slightly from the Fund's return because our purchases and sales of shares were poorly timed.

During the period, we added Broadcom, a well-managed company that designs and markets (but outsources its manufacturing of) chips for processing large data flows such as moving pictures. Its shares continued to fall after our purchase because the businesses of its telecommunications customers had not yet recovered. However, we believe
Broadcom is well positioned to benefit when demand improves for higher-quality media connections to the home, including cable modems, digital telephone lines, and digital cable.

CAPITAL MARKET STOCKS RECOVERED
The financial sector was another in which our long-term perspective and patience paid off. Activity in the capital markets--stock and bond issuance and mergers and acquisitions--had dropped off sharply, and the stocks of firms in the industry were also among the Fund's poorer performers in its last fiscal year.
They rebounded, led by Citigroup (see Comments on Largest Holdings), our largest holding at the beginning of the reporting period. We also have positions in Goldman Sachs and Merrill Lynch. Other investors bid up the share prices because they shared our expectation that the global trends toward industry consolidation and privatization of government-owned firms will resume once the equity markets improve. These activities increase the revenues for capital market firms.

However, two of our financial stocks--American
International Group (AIG) (see Comments on Largest
Holdings) and Household International--were hurt by
the demand for greater detail in the disclosures of
companies with complicated internal structures. As a
very large and complex organization, AIG was among
the companies punished post-Enron for insufficiently
                             www.prudential.com    (800) 225-1852

detailed financial reports. It plans to increase the level of detail in its disclosures. It also had substantial property/casualty claims as a result of September 11.
However, we expect a boost in its cash flow from the increasing demand and rising rates for property/ casualty insurance. We think investors will soon respond to these factors. Household International's shares also declined because of concern about its disclosures. In addition, investors feared that the slowing economy would increase the default rate in its consumer loan portfolio. We sold the position at a loss because we shared those concerns.

ENERGY FIRMS CAN TRIP OVER NON-ENERGY PROBLEMS
We had positions in two oil service companies, the firms that facilitate exploration and drilling for oil and natural gas. We correctly anticipated the short-term gas and oil shortages that necessitated exploration for new wells. As a result, our Schlumberger holding was among the strongest contributors to the Fund's return. However, our shares in Halliburton declined substantially because a recently purchased subsidiary unexpectedly became involved in an asbestos exposure lawsuit. We felt that this represented an immeasurable risk, so we sold our stock.

DETRACTORS IN HEALTH AND WIRELESS
Although some of our drug holdings, such as Johnson &
Johnson (see Comments on Largest Holdings) performed well, others, including Bristol-Myers Squibb, had a negative impact. Bristol-Myers Squibb announced that its financial statements would show lower revenue than analysts had expected. We thought there were better investment values elsewhere and finished selling our position after the end of the reporting period.

Our biotechnology positions had mixed results during
the period. Genentech and Amgen made small positive
contributions. However, Sepracor's shares fell
because of a delay in approval of an important drug.
MedImmune stock fell, together with most small-cap
biotechnology stocks. Both were among the larger
detractors from the Fund's return.
                                                   7

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Semiannual Report    March 31, 2002

The wireless telephone industry remains sluggish because consumers have not yet developed an appetite for new-generation services such as wireless Internet access and data transmission. In addition, competition in the industry is fierce. Our holdings in two of the best-positioned providers--Sprint PCS and Vodafone Group--continued to detract from the Fund's return, and we sold them both. (We finished selling our Vodafone holdings after the end of the reporting period.) We see no way of judging when either of these obstacles to profit growth will be removed.

LOOKING AHEAD
We see increasing evidence that the worst of the 2001 recession is behind us. However, the equity markets are reflecting concern about investors' ability to forecast corporate profitability, in part because of skepticism about financial reports. Some of that concern is justified, and some, in our view, is an overreaction. In any case, we believe the result will be more detailed corporate disclosures, which is a good thing.

The Fund's portfolio reflects our long-standing investment discipline, but is somewhat conservative in view of the remaining uncertainty. Investors usually consider stocks either expensive or cheap by comparing the price of a share to the company's earnings per share--a comparison called the price/earnings multiple. By "conservative," we mean that although we normally pay above-average price/earnings multiples for shares because of the growth potential of the companies in which we invest, we have paid a smaller premium for the stocks now in the portfolio than is usual for us.

Prudential Jennison Growth Fund Management Team

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.2%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace & Defense  0.9%
     365,900   Northrop Grumman Corp.                               $     41,364,995
-------------------------------------------------------------------------------------
Automobiles/Motorcycles  1.2%
     303,000   Bayerische Motoren Werke (BMW) AG (Germany)                12,061,551
     748,300   Harley-Davidson, Inc.                                      41,253,779
                                                                    ----------------
                                                                          53,315,330
-------------------------------------------------------------------------------------
Banks  1.3%
   1,360,300   Bank One Corp.                                             56,833,334
-------------------------------------------------------------------------------------
Beverages  2.8%
   2,414,000   PepsiCo, Inc.                                             124,321,000
-------------------------------------------------------------------------------------
Biotechnology  4.9%
   1,320,400   Amgen, Inc.(a)                                             78,801,472
   1,598,200   Genentech, Inc.(a)                                         80,629,190
   1,057,300   MedImmune, Inc.(a)                                         41,583,609
   1,057,300   Sepracor, Inc.(a)                                          20,511,620
                                                                    ----------------
                                                                         221,525,891
-------------------------------------------------------------------------------------
Commercial Services & Supplies  1.0%
   1,294,200   Concord EFS, Inc.(a)                                       43,032,150
-------------------------------------------------------------------------------------
Communications Equipment  3.8%
   5,304,900   Cisco Systems, Inc.(a)                                     89,811,957
     627,700   Motorola, Inc.                                              8,913,340
   3,533,000   Nokia Oyj (ADR) (Finland)                                  73,274,420
                                                                    ----------------
                                                                         171,999,717
-------------------------------------------------------------------------------------
Computers & Peripherals  5.3%
   2,803,200   Dell Computer Corp.(a)                                     73,191,552
      90,200   EMC Corp.(a)                                                1,075,184
   3,322,700   Hewlett-Packard Co.                                        59,609,238
     870,200   International Business Machines Corp.                      90,500,800

    See Notes to Financial Statements                                      9

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
   1,632,900   Sun Microsystems, Inc.(a)                            $     14,402,178
                                                                    ----------------
                                                                         238,778,952
-------------------------------------------------------------------------------------
Diversified Financials  8.6%
     261,600   Charles Schwab Corp.                                        3,424,344
   3,079,733   Citigroup, Inc.                                           152,508,378
     916,500   Goldman Sachs Group, Inc.                                  82,714,125
   1,869,500   MBNA Corp.                                                 72,106,615
   1,354,100   Merrill Lynch & Co., Inc.                                  74,990,058
                                                                    ----------------
                                                                         385,743,520
-------------------------------------------------------------------------------------
Energy Equipment & Services  3.2%
   2,403,100   Schlumberger Ltd.                                         141,350,342
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  1.9%
   1,388,700   Baxter International, Inc.                                 82,655,424
-------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  1.0%
   1,010,900   Marriott International, Inc. Class A                       45,439,955
-------------------------------------------------------------------------------------
Industrial Conglomerates  3.2%
   2,375,900   General Electric Co.                                       88,977,455
     464,600   3M Co.                                                     53,433,646
                                                                    ----------------
                                                                         142,411,101
-------------------------------------------------------------------------------------
Insurance  6.0%
   2,043,325   American International Group, Inc.                        147,405,466
     940,300   Hartford Financial Services Group, Inc.                    64,053,236
     628,700   XL Capital Ltd. Class A (Bermuda)                          58,689,145
                                                                    ----------------
                                                                         270,147,847
-------------------------------------------------------------------------------------
Internet & Catalog Retail  0.5%
     387,400   eBay, Inc.(a)                                              21,942,336
-------------------------------------------------------------------------------------
Media  9.7%
   6,165,500   Liberty Media Corp. Class A(a)                             77,931,920
   1,152,700   New York Times Co. Class A                                 55,168,222
   1,084,300   Omnicom Group, Inc.                                       102,357,920

    10                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
   1,148,000   Univision Communications, Inc. Class A(a)            $     48,216,000
     588,500   USA Networks, Inc.(a)                                      18,696,645
   2,729,966   Viacom, Inc. Class B(a)                                   132,048,455
                                                                    ----------------
                                                                         434,419,162
-------------------------------------------------------------------------------------
Multiline Retail  7.7%
     353,000   BJ's Wholesale Club, Inc.(a)                               15,779,100
   1,969,500   Kohl's Corp.(a)                                           140,129,925
     989,400   Target Corp.                                               42,662,928
   2,387,600   Wal-Mart Stores, Inc.                                     146,336,004
                                                                    ----------------
                                                                         344,907,957
-------------------------------------------------------------------------------------
Personal Products  0.9%
   1,183,200   Gillette Co.                                               40,240,632
-------------------------------------------------------------------------------------
Pharmaceuticals  13.5%
   1,456,300   Abbott Laboratories                                        76,601,380
     339,300   Aventis SA (ADR) (France)                                  23,326,875
   1,261,300   Bristol-Myers Squibb Co.                                   51,070,037
   2,209,700   Johnson & Johnson                                         143,520,015
   3,123,525   Pfizer, Inc.                                              124,128,884
   1,643,368   Pharmacia Corp.                                            74,083,029
   1,733,200   Wyeth                                                     113,784,580
                                                                    ----------------
                                                                         606,514,800
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  6.9%
     454,700   Applied Materials, Inc.(a)                                 24,676,569
     633,200   ARM Holdings PLC(a) (ADR) (United Kingdom)                  7,820,020
     341,200   Broadcom Corp. Class A(a)                                  12,249,080
   4,125,200   Intel Corp.                                               125,447,332
     155,100   KLA-Tencor Corp.(a)                                        10,314,150
     393,900   Maxim Integrated Products, Inc.(a)                         21,944,169
     865,800   STMicroelectronics NV (ADR) (Netherlands)                  29,367,936
   2,396,500   Texas Instruments, Inc.                                    79,324,150
                                                                    ----------------
                                                                         311,143,406

    See Notes to Financial Statements                                     11

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Software  5.4%
     491,100   Adobe Systems, Inc.                                  $     19,786,419
   2,887,400   Microsoft Corp.(a)                                        174,139,094
   2,349,800   Oracle Corp.(a)                                            30,077,440
     465,300   SAP AG (ADR) (Germany)                                     17,309,160
                                                                    ----------------
                                                                         241,312,113
-------------------------------------------------------------------------------------
Specialty Retail  7.3%
   1,873,700   Bed Bath & Beyond, Inc.(a)                                 63,237,375
   2,761,550   Home Depot, Inc.                                          134,238,945
   1,184,000   Lowe's Cos., Inc.                                          51,492,160
   2,234,300   Tiffany & Co.                                              79,429,365
                                                                    ----------------
                                                                         328,397,845
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  0.2%
     589,000   Vodafone Group PLC (ADR) (United Kingdom)                  10,855,270
                                                                    ----------------
               Total long-term investments (cost $3,875,828,805)       4,358,653,079
                                                                    ----------------
SHORT-TERM INVESTMENT  3.4%
               Principal
Moody's        Amount
Rating         (000)                                                Description
------------------------------------------------------------------------------------------------
Commercial Paper
                                  American Express Credit Corp.
                                   1.50%, 4/1/02
P-1              $  151,137        (cost $151,137,000)                         151,137,000
                                                                      --------------------
                                  Total Investments  100.6%
                                   (cost $4,026,965,805; Note 5)             4,509,790,079
                                  Liabilities in excess of other
                                   assets  (0.6%)                              (26,002,930)
                                                                      --------------------
                                  Net Assets  100%                       $   4,483,787,149
                                                                      --------------------
                                                                      --------------------

    12                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

(a) Non-income producing security.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Company).
NV--Naamloze Vennootschaap (Dutch Corporation).
Oyj--Osakeyhtio (Finnish Corporation).
PLC--Public Liability Company (British Corporation).
SA--Societe Anonyme (French Corporation).

    See Notes to Financial Statements                                     13

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  March 31, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $4,026,965,805)                       $ 4,509,790,079
Cash                                                                       36,450
Receivable for investments sold                                        10,362,729
Receivable for Series shares sold                                       6,683,008
Dividends and interest receivable                                       3,490,370
Receivable for securities lending income                                   74,448
Deferred expenses and other assets                                         31,231
                                                                  ---------------
      Total assets                                                  4,530,468,315
                                                                  ---------------
LIABILITIES
Payable for investments purchased                                      30,478,517
Payable for Series shares reacquired                                   10,716,466
Management fee payable                                                  2,216,592
Accrued expenses and other liabilities                                  1,705,775
Distribution fee payable                                                1,424,082
Foreign withholding tax payable                                           121,122
Securities lending rebate payable                                          18,612
                                                                  ---------------
      Total liabilities                                                46,681,166
                                                                  ---------------
NET ASSETS                                                        $ 4,483,787,149
                                                                  ---------------
                                                                  ---------------
Net assets were comprised of:
   Common stock, at par                                           $       318,691
   Paid-in capital in excess of par                                 5,546,308,390
                                                                  ---------------
                                                                    5,546,627,081
   Accumulated net investment loss                                     (9,203,689)
   Accumulated net realized loss                                   (1,536,485,633)
   Net unrealized appreciation on investments                         482,849,390
                                                                  ---------------
Net assets, March 31, 2002                                        $ 4,483,787,149
                                                                  ---------------
                                                                  ---------------

    14                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  March 31, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,490,327,427 / 104,886,895 shares of common stock
      issued and outstanding)                                              $14.21
   Maximum sales charge (5% of offering price)                                .75
                                                                  ---------------
   Maximum offering price to public                                        $14.96
                                                                  ---------------
                                                                  ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($1,105,867,745 / 82,354,688 shares of common stock
      issued and outstanding)                                              $13.43
                                                                  ---------------
                                                                  ---------------
Class C:
   Net asset value and redemption price per share ($176,207,832
      / 13,122,135 shares of common stock issued and
      outstanding)                                                         $13.43
   Sales charge (1% of offering price)                                        .14
                                                                  ---------------
   Offering price to public                                                $13.57
                                                                  ---------------
                                                                  ---------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,711,384,145 / 118,327,613 shares of common
      stock issued and outstanding)                                        $14.46
                                                                  ---------------
                                                                  ---------------

    See Notes to Financial Statements                                     15

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   March 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $154,040)        $  17,047,771
   Interest                                                              600,888
   Income from securities lending, net                                    68,859
                                                                   --------------
      Total income                                                    17,717,518
                                                                   --------------
Expenses
   Management fee                                                     12,975,404
   Distribution fee--Class A                                           1,847,596
   Distribution fee--Class B                                           5,702,195
   Distribution fee--Class C                                             898,039
   Transfer agent's fees and expenses                                  4,509,000
   Reports to shareholders                                               558,000
   Registration fees                                                     185,000
   Custodian's fees and expenses                                          95,000
   Insurance expense                                                      27,000
   Directors' fees and expenses                                           19,000
   Legal fees                                                             18,000
   Audit fee                                                              14,000
   Miscellaneous                                                          64,256
                                                                   --------------
      Total expenses                                                  26,912,490
                                                                   --------------
Net investment loss                                                   (9,194,972 )
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized loss on:
      Investment transactions                                       (273,836,111 )
      Foreign currency transactions                                      (10,842 )
                                                                   --------------
                                                                    (273,846,953 )
                                                                   --------------
Net change in unrealized appreciation (depreciation) on:
      Investments                                                    831,553,206
      Foreign currencies                                                  25,116
                                                                   --------------
                                                                     831,578,322
                                                                   --------------
Net gain on investments and foreign currencies                       557,731,369
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 548,536,397
                                                                   --------------
                                                                   --------------

    16                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months             Year
                                                  Ended               Ended
                                              March 31, 2002    September 30, 2001
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                        $   (9,194,972)    $    (22,800,025)
   Net realized loss on investments and
      foreign currency transactions             (273,846,953)      (1,192,399,981)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                         831,578,322       (1,836,121,391)
                                              --------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                  548,536,397       (3,051,321,397)
                                              --------------    ------------------
Distributions from net realized capital
gains
      Class A                                             --         (155,180,674)
      Class B                                             --         (204,916,838)
      Class C                                             --          (27,427,629)
      Class Z                                             --         (257,156,549)
                                              --------------    ------------------
                                                          --         (644,681,690)
                                              --------------    ------------------
Series share transactions (Net of share
   conversions)
   Net proceeds from shares sold                 741,198,402        3,626,653,922
   Net asset value of shares issued in
      reinvestment of distributions                       --          628,020,321
   Cost of shares reacquired                    (826,781,956)      (3,754,559,853)
                                              --------------    ------------------
   Net increase (decrease) in net assets
      from Series share transactions             (85,583,554)         500,114,390
                                              --------------    ------------------
      Total increase (decrease)                  462,952,843       (3,195,888,697)
NET ASSETS
Beginning of period                            4,020,834,306        7,216,723,003
                                              --------------    ------------------
End of period                                 $4,483,787,149     $  4,020,834,306
                                              --------------    ------------------
                                              --------------    ------------------

    See Notes to Financial Statements                                     17

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited)

      The Prudential Investment Portfolios, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of three series: Prudential Jennison Growth Fund (the 'Series'), Prudential Jennison Equity Opportunity Fund and Prudential Active Balanced Fund. These financial statements relate to Prudential Jennison Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 2, 1995.

      The Series' investment objective is to achieve long-term growth of capital. It invests primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), formerly known as Prudential Investments Fund Management LLC, in consultation with Jennison Associates LLC ('Jennison' or 'Subadviser'), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

pricing agent, representative of the market value of such securities as of the time of determination of net asset value, or using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the Manager and Subadviser.

      Securities Lending:    The Series may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its securities in the form of interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Series. For the six months ended March 31, 2002, PSI has been compensated approximately $23,000 for these services.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities-at the closing daily rates of exchange.

      (ii) Purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains
                                                                          19

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

(losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Series amortizes discounts on purchases on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and realized and unrealized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income, if any, semi-annually and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes:    It is the Series' policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 2. Agreements
The Fund has a management agreement for the Series with PI. Pursuant to a subadvisory agreement between PI and Jennison, Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Series in accordance with its investment objective and policies. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the Series' average daily net assets up to $300 million, .575 of 1% of the next $4.7 billion and .55 of 1% of the Series' average daily net assets in excess of $5 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2002.

      PIMS has advised the Series that it received approximately $81,000 and $340,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended March 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended March 31, 2002 it received approximately $1,048,000 and $28,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PI, PIMS, PSI and Jennison are indirect wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').
                                                                          21

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. Throughout the six months ended March 31, 2002, the commitment changed. The commitment was $930 million from September 14, 2001 through December 31, 2001. The commitment was $500 million from January 1, 2002, through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA to, among other things, increase the banks' commitment to $800 million and to allow the Funds to further increase the banks' commitment to up to $1 billion. Interest on any borrowings under the SCA will be at market rates. The Fund pays quarterly its pro-rata portion of the annual aggregate commitment fee of .080 of 1% of the unused portion of the SCA. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the amended SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended March 31, 2002, the Series incurred fees of approximately $3,803,000 for the services of PMFS. As of March 31, 2002 approximately $634,000 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the six months ended March 31, 2002, PSI earned approximately $201,500 in brokerage commissions from portfolio transactions executed on behalf of the Series.

      Effective November 1, 2001, the Series pays networking fees to PSI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was approximately $111,000 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2002 were $1,318,949,199 and $1,447,640,576, respectively.

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 5. Distributions and Tax Information
The Series has elected to treat post-October capital losses of approximately $1,042,502,000 incurred in the eleven months ended September 30, 2001 as having been incurred in the current fiscal year.

      The United States federal income tax basis of the Series' investments and the unrealized appreciation as of March 31, 2002 were as follows:

                                                               Total Net
                                                               Unrealized
   Tax Basis          Appreciation        Depreciation        Appreciation
----------------    ----------------    ----------------    ----------------
 $4,051,390,948       $642,297,203       $(183,898,072)       $458,399,131

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Series also may offer Class I shares, which are not subject to any sales or redemption charge and are available only to a limited group of investors.

      There are 3.25 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, two of which offer four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares and the Series also may offer Class I shares, of which 250 million shares are authorized, but none are currently issued and outstanding. As of March 31, 2002 Prudential owned 1,598,076 Class Z shares.

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
------------------------------------------------------   ------------    --------------
Six months ended March 31, 2002:
Shares sold                                                30,545,094    $  425,247,489
Shares reacquired                                         (30,850,172)     (432,715,872)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (305,078)       (7,468,383)
Shares issued upon conversion from Class B                  2,326,838        33,442,978
                                                         ------------    --------------
Net increase (decrease) in shares outstanding               2,021,760    $   25,974,595
                                                         ------------    --------------
                                                         ------------    --------------
Year ended September 30, 2001:
Shares sold                                               155,123,508    $2,676,088,664
Shares issued in reinvestment of distributions              7,961,431       146,968,016
Shares reacquired                                        (140,951,154)   (2,428,379,144)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                               22,133,785       394,677,536
Shares issued upon conversion from Class B                  8,593,011       144,083,413
                                                         ------------    --------------
Net increase (decrease) in shares outstanding              30,726,796    $  538,760,949
                                                         ------------    --------------
                                                         ------------    --------------
Class B
------------------------------------------------------
Six months ended March 31, 2002:
Shares sold                                                 4,005,602    $   53,621,838
Shares reacquired                                          (7,442,086)      (99,253,615)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                               (3,436,484)      (45,631,777)
Shares reacquired upon conversion into Class A             (2,458,462)      (33,442,978)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding              (5,894,946)   $  (79,074,755)
                                                         ------------    --------------
                                                         ------------    --------------
Year ended September 30, 2001:
Shares sold                                                11,527,830    $  195,009,338
Shares issued in reinvestment of distributions             11,201,659       197,373,233
Shares reacquired                                         (20,879,674)     (331,672,974)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                                1,849,815        60,709,597
Shares reacquired upon conversion into Class A             (9,023,989)     (144,083,413)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding              (7,174,174)   $  (83,373,816)
                                                         ------------    --------------
                                                         ------------    --------------

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                     Shares           Amount
------------------------------------------------------   ------------    --------------
Six months ended March 31, 2002:
Shares sold                                                 1,441,602    $   19,275,503
Shares reacquired                                          (2,166,883)      (28,950,415)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding                (725,281)   $   (9,674,912)
                                                         ------------    --------------
                                                         ------------    --------------
Year ended September 30, 2001:
Shares sold                                                 4,149,050    $   68,436,471
Shares issued in reinvestment of distributions              1,517,444        26,737,363
Shares reacquired                                          (4,367,963)      (68,716,747)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding               1,298,531    $   26,457,087
                                                         ------------    --------------
                                                         ------------    --------------
Class Z
------------------------------------------------------
Six months ended March 31, 2002:
Shares sold                                                16,965,593    $  243,053,572
Shares reacquired                                         (18,548,232)     (265,862,054)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding              (1,582,639)   $  (22,808,482)
                                                         ------------    --------------
Year ended September 30, 2001:
Shares sold                                                39,660,843    $  687,119,449
Shares issued in reinvestment of distributions             13,725,519       256,941,709
Shares reacquired                                         (54,425,601)     (925,790,988)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding              (1,039,239)   $   18,270,170
                                                         ------------    --------------
                                                         ------------    --------------

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    12.50
                                                                  ----------------
Income from investment operations
Net investment loss                                                        (.02)
Net realized and unrealized gain (loss) on investment
transactions                                                               1.73
                                                                  ----------------
   Total from investment operations                                        1.71
                                                                  ----------------
Less distributions
Dividends from net realized gains                                            --
                                                                  ----------------
Net asset value, end of period                                       $    14.21
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                           13.68%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $1,490,327
Average net assets (000)                                             $1,482,137
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               1.07%(c)
   Expenses, excluding distribution and service (12b-1) fees                .82%(c)
   Net investment loss                                                     (.28)%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   30%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the period.
(c) Annualized.

    26                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
   $    24.20           $    20.05            $  14.44             $  15.39             $  10.97
----------------     ----------------     ----------------     ----------------     ----------------
         (.05)(b)             (.09)(b)            (.08)(b)             (.04)(b)             (.03)(b)
        (9.50)                5.42                6.23                  .40                 4.45
----------------     ----------------     ----------------     ----------------     ----------------
        (9.55)                5.33                6.15                  .36                 4.42
----------------     ----------------     ----------------     ----------------     ----------------
        (2.15)               (1.18)               (.54)               (1.31)                  --
----------------     ----------------     ----------------     ----------------     ----------------
   $    12.50           $    24.20            $  20.05             $  14.44             $  15.39
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (42.32)%              27.02%              43.58%                3.02%               40.29%
   $1,286,009           $1,745,454            $911,467             $446,996             $145,022
   $1,513,253           $1,489,790            $748,315             $251,118             $105,982
         1.06%                 .99%               1.05%                1.08%                1.09%
          .81%                 .74%                .80%                 .83%                 .84%
         (.27)%               (.35)%              (.44)%               (.26)%               (.25)%
           98%                  83%                 56%                  58%                  63%

    See Notes to Financial Statements                                     27

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    11.86
                                                                  ----------------
Income from investment operations
Net investment loss                                                        (.08)
Net realized and unrealized gain (loss) on investment
transactions                                                               1.65
                                                                  ----------------
   Total from investment operations                                        1.57
                                                                  ----------------
Less distributions
   Dividends from net realized gains                                         --
                                                                  ----------------
Net asset value, end of period                                       $    13.43
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                           13.24%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $1,105,868
Average net assets (000)                                             $1,143,572
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               1.82%(c)
   Expenses, excluding distribution and service (12b-1) fees                .82%(c)
   Net investment loss                                                    (1.03)%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the period.
(c) Annualized.

    28                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
   $    23.23           $    19.43           $    14.11            $  15.18             $  10.89
----------------     ----------------     ----------------     ----------------     ----------------
         (.17)(b)             (.26)(b)             (.22)(b)            (.15)(b)             (.12)(b)
        (9.05)                5.24                 6.08                 .39                 4.41
----------------     ----------------     ----------------     ----------------     ----------------
        (9.22)                4.98                 5.86                 .24                 4.29
----------------     ----------------     ----------------     ----------------     ----------------
        (2.15)               (1.18)               (.54)              (1.31)                   --
----------------     ----------------     ----------------     ----------------     ----------------
   $    11.86           $    23.23           $    19.43            $  14.11             $  15.18
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (42.70)%              26.04%               42.51%               2.21%               39.39%
   $1,046,581           $2,216,911           $1,506,839            $708,463             $419,405
   $1,576,226           $2,158,641           $1,236,825            $557,823             $299,476
         1.81%                1.74%                1.80%               1.83%                1.84%
          .81%                 .74%                 .80%                .83%                 .84%
        (1.02)%              (1.10)%              (1.19)%             (1.01)%              (1.00)%

    See Notes to Financial Statements                                     29

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  11.86
                                                                  ----------------
Income from investment operations
Net investment loss                                                       (.08)
Net realized and unrealized gain (loss) on investment
transactions                                                              1.65
                                                                  ----------------
   Total from investment operations                                       1.57
                                                                  ----------------
Less distributions
   Dividends from net realized gains                                        --
                                                                  ----------------
Net asset value, end of period                                        $  13.43
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                          13.24%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $176,208
Average net assets (000)                                              $180,101
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.82%(c)
   Expenses, excluding distribution and service (12b-1) fees               .82%(c)
   Net investment loss                                                   (1.03)%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the period.
(c) Annualized.

    30                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
    $  23.23             $  19.43             $  14.11             $  15.18             $  10.89
----------------     ----------------     ----------------         --------             --------
        (.17)(b)             (.26)(b)             (.22)(b)             (.15)(b)             (.12)(b)
       (9.05)                5.24                 6.08                  .39                 4.41
----------------     ----------------     ----------------         --------             --------
       (9.22)                4.98                 5.86                  .24                 4.29
----------------     ----------------     ----------------         --------             --------
       (2.15)              (1.18)                (.54)                (1.31)                  --
----------------     ----------------     ----------------         --------             --------
    $  11.86             $  23.23             $  19.43             $  14.11             $  15.18
----------------     ----------------     ----------------         --------             --------
----------------     ----------------     ----------------         --------             --------
      (42.70)%              26.04%               42.51%                2.21%               39.39%
    $164,216             $291,542             $141,770             $ 45,126             $ 25,134
    $226,607             $242,939             $ 98,033             $ 35,337             $ 18,248
        1.81%                1.74%                1.80%                1.83%                1.84%
         .81%                 .74%                 .80%                 .83%                 .84%
       (1.02)%              (1.10)%              (1.20)%              (1.01)%              (1.00)%

    See Notes to Financial Statements                                     31

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    12.71
                                                                  ----------------
Income from investment operations
Net investment loss                                                          --(d)
Net realized and unrealized gain (loss) on investment
transactions                                                               1.75
                                                                  ----------------
   Total from investment operations                                        1.75
                                                                  ----------------
Less distributions
   Distributions from net realized gains                                     --
                                                                  ----------------
Net asset value, end of period                                       $    14.46
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                           13.77%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $1,711,384
Average net assets (000)                                             $1,706,729
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .82%(c)
   Expenses, excluding distribution and service (12b-1) fees                .82%(c)
   Net investment loss                                                     (.03)%(c)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the period.
(c) Annualized.
(d) Less than $.005 per share.

    32                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
   $    24.50           $    20.24           $    14.53           $    15.45            $  10.98
----------------     ----------------     ----------------     ----------------     ----------------
           --(b)(d)           (.02)(b)             (.04)(b)               --(b)               --(b)
        (9.64)                5.46                 6.29                  .39                4.47
----------------     ----------------     ----------------     ----------------     ----------------
        (9.64)                5.44                 6.25                  .39                4.47
----------------     ----------------     ----------------     ----------------     ----------------
        (2.15)               (1.18)                (.54)               (1.31)                 --
----------------     ----------------     ----------------     ----------------     ----------------
   $    12.71           $    24.50           $    20.24           $    14.53            $  15.45
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (42.15)%              27.39%               43.94%                3.22%              40.71%
   $1,524,028           $2,962,816           $1,893,457           $1,021,903            $609,869
   $2,191,554           $2,733,194           $1,596,809           $  810,296            $455,684
          .81%                 .74%                 .80%                 .83%                .84%
          .81%                 .74%                 .80%                 .83%                .84%
         (.02)%               (.10)%               (.19)%               (.01)%                --

    See Notes to Financial Statements                                     33

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                         www.prudential.com     (800) 225-1852

Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
    Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally.
Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                                www.prudential.com     (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott Mcdonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
Maria G. Master, Assistant Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
-----------     ------     -----
    Class A     PJFAX    74437E107
    Class B     PJFBX    74437E206
    Class C     PJFCX    74437E305
    Class Z     PJFZX    74437E404

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2002, were not audited and, accordingly, no auditors' opinion is expressed on them.

PRUDENTIAL (LOGO)


Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PJFAX    74437E107
    Class B     PJFBX    74437E206
    Class C     PJFCX    74437E305
    Class Z     PJFZX    74437E404

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

MF168E2    IFS-A070974

                             SEMIANNUAL REPORT
                             MARCH 31, 2002

PRUDENTIAL
JENNISON EQUITY
OPPORTUNITY FUND

                             FUND TYPE
                             Small- to mid-capitalization stock

                             OBJECTIVE
                             Long-term growth of capital


                             This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                             The views expressed in this report and
                             information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.

                     (LOGO)

The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Jennison Equity Opportunity Fund
(the Fund) invests primarily (at least 80% of net assets plus any borrowings for investment purposes) in stocks of established companies with growth prospects that we believe are largely unrecognized by most investors. We aim for strong total investment returns by combining a focus on earnings growth with attention to valuation (the relation between a company's earnings and the price the market is placing on the company). This discipline discourages us from paying too much for projected earnings growth or from continuing to hold a stock when the risk/reward trade-off is no longer favorable. There can be no assurance that the Fund will achieve its investment objective of long-term growth of capital.

Portfolio Composition
Expressed as a percentage of
net assets as of 3/31/02
17.7% Information Technology
15.7  Consumer Discretionary
14.4  Financials
12.0  Materials
10.6  Energy
 9.0  Healthcare
 7.3  Industrials
 1.5  Utilities
 1.4  Telecommunication Services
10.4  Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 3/31/02
2.5% The Allstate Corp.
     Insurance

2.5  The Hartford Financial Svcs. Group, Inc.
     Insurance

2.3  XL Capital Ltd.
     Insurance

2.2  Boise Cascade Corp.
     Paper & Forest Products

2.0  Everest Reinsurance Group Ltd.
     Insurance

2.0  FMC Technologies, Inc.
     Energy Equipment & Services

1.9  Synopsys, Inc.
     Software

1.9  Delta Airlines, Inc.
     Airlines

1.9  Ceridian Corp.
     Commercial Services & Supplies

1.9  CIGNA Corp.
     Healthcare Providers & Services

Holdings are subject to change.

         www.prudential.com  (800) 225-1852

Cumulative Total Returns1               As of 3/31/02
                      Six Months  One Year  Five Years  Since Inception2
Class A                 17.92%     12.95%     132.41%        142.80%
Class B                 17.49      12.02      123.87         133.19
Class C                 17.49      12.02      123.87         133.19
Class Z                 18.03      13.18      134.98         146.29
Lipper Multi-Cap Value
Funds Avg.3             13.89       5.45       69.93          81.01
S&P 500 Index4          10.99       0.24       62.36          75.76

Average Annual Total Returns1            As of 3/31/02

                                  One Year  Five Years  Since Inception2
Class A                             7.30%     17.16%         16.75%
Class B                             7.02      17.38          16.89
Class C                             9.91      17.25          16.77
Class Z                            13.18      18.63          18.18

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper
Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1%
respectively for the first six years.
Approximately seven years after purchase, Class
B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2 Inception date: Class A, B, C, and Z,
11/7/96.

3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, five-year, and since inception periods in the Lipper
Multi-Cap Value Funds category. Funds in the
Lipper Multi-Cap Value Funds Average invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P
SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.

4 The Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.

Investors cannot invest directly in an index.
The returns for the Lipper Average and S&P 500
Index would be lower if they included the
effect of sales charges or taxes.
                                         1

(LOGO)                           May 15, 2002

DEAR SHAREHOLDER,
In recent months, the investing environment in the United States may well have taken a historic change for the better. On December 2, 2001, Enron Corporation, an energy-trading firm that had been widely admired for its rapid growth and innovative business practices, filed for bankruptcy. Although this was the largest bankruptcy in U.S. history, many of the expected safeguards of shareholders' interests disappointed us. As a result, many companies have been making changes to better protect investors' interests.

These include voluntary moves to separate services that could cause conflicts of interest, trends toward more objective corporate boards, more detailed and revealing disclosures in corporate financial reports, an emphasis on stronger corporate balance sheets
(less reliance on debt and complex financing arrangements), and a generally more critical view of ambitious profit projections. We believe that the underlying framework for investing was generally sound. These changes will strengthen it further.

In the following pages, the Fund's investment adviser reports on its return over this semiannual period.

Sincerely,

David R. Odenath, Jr., President
The Prudential Investment Portfolios, Inc./
Prudential Jennison Equity Opportunity Fund

2

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The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Semiannual Report  March 31, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW OF PERFORMANCE
Over its semiannual reporting period ended
March 31, 2002, the Prudential Jennison Equity
Opportunity Fund returned 17.92% (12.03% to those paying the maximum one-time Class A share sales charge). This return was four percentage points above the Lipper Multi-Cap
Value Funds Average. Over the past three years, the Fund's share classes ranked third to fifth of the 343 funds in the Lipper Average.

In this period, the Fund's outperformance was due to its cautious bottom-up investing style throughout the portfolio rather than to any substantial contribution by a few individual stocks. In fact, no single investment added or detracted more than four-fifths of a percentage point of return. Instead, most of the Fund's gain was the result of small contributions from many investments affected by one of several broad themes. These were the upward bounce of some technology stocks from exceedingly low prices, the sustained high pace of consumer spending, an expectation that energy prices would increase, the gains in materials and industrial stocks when investors anticipated the resumption of economic growth, and the continued rise in insurance prices. These gains were partially offset by the Fund's focus on wireless telecommunication services, which remained depressed.

We look for a favorable balance of risk and potential reward by focusing on companies that have been neglected by the investing community.
In recent years, most market attention has focused on the largest firms, which drove the tail end of the 1990s bull market. As a result, there were better values to be found among mid caps. Indeed, over this reporting period, about a third of the Fund's investable assets were in companies that had market capitalizations (the total market value of all the outstanding shares of a company) below $2,650 million, a size that would rank in the smallest fifth of the S&P 500 Index. This third accounted for the bulk of the Fund's outperformance. We were able to buy what we viewed as the best values in whatever capitalization range they happened to be because of the Fund's multi-cap mandate.

                                       3

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The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 3/31/02
-------------------------------------------------------------
2.5%  The Allstate Corp./Insurance
      Allstate is the premier personal line (home and auto) insurer in the United States, a sector we believe is in the midst of a pricing improvement. Its homeowners business was hurt by mold claims, but has recovered. Profits from homeowners insurance should rise over the next year as recent price increases work through a policy renewal cycle. Allstate's shares are less expensive than those of its peers.

2.5% The Hartford Financial Services Group, Inc./Insurance Hartford is a multiline insurer with particularly strong life insurance and annuity products. It benefits from a long-term marketing tie with AARP, the organization for people aged 50 and older. Hartford sells homeowners and automobile insurance through AARP, with an exclusive relationship for its automobile line. In Jennison's view, Hartford has one of the best management teams in the industry.

2.3%  XL Capital Ltd./Insurance
      See discussion for Everest Reinsurance Group Ltd.

2.2%  Boise Cascade Corp./Paper & Forest Products
      Boise is a profitable paper company with rising sales. Jennison thinks that the value of its strong office products division is not adequately represented in its share price. In addition, the paper industry in general has managed this downturn better than previous ones, maintaining low inventories and sustaining its prices better, so prices should rise from a higher starting level as demand increases. Boise is particularly well placed to benefit from an improving economy because its principal focus is uncoated free sheet, which is an attractive segment of the paper market.

2.0%  Everest Reinsurance Group Ltd./Insurance
      Both XL and Everest are Bermuda-based
      property/casualty reinsurance companies with strong capital positions and highly regarded management teams. Their shares were inexpensive because reinsurance prices did not firm as quickly as primary property/casualty insuring.
      Both pricing and volume were accelerating before September 11; the terrorist attacks greatly increased the demand for reinsurance, while large claims against some companies constrained supply.

      Holdings are subject to change.

4

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        www.prudential.com  (800) 225-1852

Semiannual Report  March 31, 2002

WIDE SWINGS IN TECHNOLOGY WERE GOOD FOR CONTRARIANS
When most investors were enamored of technology stocks, we avoided them because we found them generally overpriced. Afterward, many investors had an aversion to all stocks in the sector, so we found some that were selling at exceptionally low multiples of the companies' cash flows.

There were particular values--companies with sound financial underpinnings and strong business fundamentals--in the software industry.
Software companies require relatively little capital investment, and were insulated from the inventory problems that plagued the rest of the technology sector. We added a significant technology position, primarily in software, but also some hardware, services, and equipment companies. On average, our technology holdings gained 41% over this six-month period, making a very substantial contribution to the Fund's return.

The largest individual contributions in the technology sector came from three software firms--Sybase, BMC Software, and Synopsis.
Sybase has extended its database franchise to include other applications that store and distribute content within enterprises or that link companies with their business partners through the Internet. BMC's products manage information storage and recovery in computer networks. Synopsys makes software tools used for the design of semiconductor chips. It has a diversified customer and product base. Because some of these software companies charge their customers on a subscription basis, their future earnings are relatively predictable, making them particularly attractive when the profitability of most companies is very uncertain.

The largest technology detractor from the Fund's return was the contract manufacturer
Solectron. It handles the manufacturing for companies that design and market electronic products, including Ericsson, Cisco Systems, and Nortel Networks. Solectron's revenues are down because its customers in the telecommunications and networking industries, a large part of its business, have not yet seen their sales recover.

The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Semiannual Report  March 31, 2002

CONSUMER STOCKS FOLLOWED INTEREST RATES
In the summer of 2001, department store stocks were hurt by fears that the Federal Reserve's
(the Fed) prior moves to increase interest rates would hurt consumer spending over the following quarters. We had a favorable long-term view of Federated Department Stores and Saks. We added to our positions at bargain prices. Then, after the attacks on September
11, share prices of these stores dropped to such low levels that they appeared to reflect the market's belief that consumer spending would collapse. We bought more. After aggressive rate cutting by the Fed convinced investors that any downturn would be short-lived, these stocks rose substantially. Both were among the larger contributors to the Fund's return. Shares of Saks made more exaggerated moves in both downward and upward directions because the company is highly leveraged, that is, shareholders' investments are amplified by a high level of debt, and because it is located in New York where the terrorist attacks had the greatest impact. Over the Fund's reporting period, Saks' shares rose
163%.

Polo Ralph Lauren stock was driven by similar concerns. It also is a stock we have liked for its long-term growth potential. Its president, Roger Farah, has improved its profitability, and is transforming the firm from a clothing company to a broader high-end brand that has a strong revenue stream from licensing its name.

Our media stocks, primarily newspaper chains, broadcasters, and cable companies, had mixed results. We suspect that many investors assumed that the advertising business wouldn't recover for several years, as happened in the early
1990s. General market perception is that the level of corporate profits drives advertising.
However, we think the pace of consumer
spending, which we expected to improve quickly, drives it more. In fact, consumer spending never did decline as anticipated, and advertising revenues bounced back quickly. Our newspaper stocks performed very well.

6

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     www.prudential.com  (800) 225-1852

Cable services stocks lagged the market because investors feared that cable companies faced renewed competition from satellite television services. In addition, after the Enron debacle, investors had a strong aversion to highly leveraged companies. Many cable companies used high levels of debt to finance the large capital investments needed in the industry. We had expected industry consolidation to improve profitability. When that no longer appeared imminent, we greatly reduced our position. The only significant cable company detracting from the Fund's return during this period was our position in Adelphia. Adelphia Communication is a cable telecommunications company. It had previously disclosed a co-borrowing relationship with the founding family of Adelphia and with family-controlled enterprises. In the post-Enron atmosphere, a research analyst discovered that non-Adelphia borrowers had drawn $2.3 billion of bank loans on this co-borrowing relationship. Adelphia's share price dropped, and we shared the general opinion that the additional risk presented by these guarantees was not warranted. We completed the sale of our position after the end of the reporting period.

MATERIALS AND ENERGY LEAD AN ECONOMIC CYCLE
We had a substantial commitment to a diverse group of basic materials stocks: chemicals, metals/mining, and Boise Cascade (see Comments on Largest Holdings). We were able to buy these at very depressed prices at a time when many investors anticipated an economic slowdown.
When the slowdown came, stocks in other sectors fell in response to lower earnings expectations, while the basic materials stocks held up because they were already inexpensive.
As the economy began to show signs of
improving, these stocks moved up, and in the aggregate, made a significant positive contribution to the Fund's return.

The largest gains were posted by specialty
chemical companies such as FMC Corporation. FMC
also benefited from spinning off (selling) its
non-chemical businesses in 2001 as FMC
Technologies. FMC Technologies is
                                          7

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The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Semiannual Report  March 31, 2002

primarily an energy company offering systems for sub-sea oil and gas drilling and production at depths greater than 1,000 feet. This is a growth area, as future non-OPEC sources are likely to be offshore, and there is a greater demand for new reserves. The remaining FMC
Corporation produces industrial chemicals, agricultural chemicals, and other specialty chemicals such as ingredients that add structure and taste to food products. After the spinoff, each separate company could be evaluated in comparison to similar companies, so the shares of both rose. While all of our energy holdings helped the Fund's return to some extent, FMC Technologies was among the Fund's best performers.

The largest detractor from the Fund's return in the materials sector was the chemical company
Solutia. A lawsuit was filed concerning PCB traces on a site it acquired in 1997. Like other investors, we thought this represented an unquantifiable risk, so we sold our position.

RISING INSURANCE RATES HELPED
Insurance companies, by far the largest part of our financial holdings, benefited from a rise in insurance rates, which previously had been held down by intense competition. The upward movement in insurance rates gained significant momentum in the aftermath of the September 11 terrorist attacks because of the subsequent scarcity of insurance capacity. At period-end, four of our five largest holdings were insurance companies (see Comments on Largest
Holdings). In the aggregate, they already made a moderately strong contribution to the Fund's return during this reporting period. The largest shares, by far, came from XL Capital and The Hartford Financial Services Group.

AON, a major insurance broker, was the one significant detractor in this sector. AON is restructuring and focusing more tightly on its strengths, a process made much more difficult by a large loss of staff in the World Trade
Center.

8

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         www.prudential.com  (800) 225-1852

CERIDIAN--OUR LONE BUSINESS SERVICES INVESTMENT
The Fund had one position in the data
processing industry, Ceridian, which processes human resources information (including payroll processing). A large part of its revenue comes from transaction processing, which increases as economic activity quickens. As investors became more confident that the economy would recover, Ceridian became one of the largest contributors to the Fund's performance.

WE LOST ON WIRELESS
Telecommunication services companies were at the heart of the bear market. Share prices had fallen to what appeared to us to be compelling values. We added two diversified telecommunications stocks, WorldCom and Cable & Wireless PLC, to our existing positions in wireless providers.
However, we soon realized that they faced intense competition, particularly from wireless companies' inroads into the long-distance market.
We quickly reduced our commitment. Wireless stocks declined further as investors realized that recent growth added customers who were either poor credit risks or light users. All five of our telecommunication services stocks were among the Fund's worst performers. The wireless companies Western Wireless and Sprint PCS had the largest negative impacts of the group. We retain a small exposure to the telecommunications sector because share prices still are very low.
The largest of these at period-end was Cable &
Wireless PLC, a global company with a broad line of services.

WHAT HAPPENDED TO BRISTOL-MYERS SQUIBB
The Fund's position in Bristol-Myers Squibb also had a negative impact on its performance.
The company announced that its financial statements would show less revenue than analysts had expected. We concluded that it faced aggressive competition from manufacturers of generic drugs, its customers were holding too much of its products in their inventories, and a rebound in its revenues was unlikely. We sold our position after the end of the Fund's reporting period.

The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Semiannual Report  March 31, 2002

LOOKING AHEAD
We have mixed views about the current stock market. On the positive side, we think the economic recovery may become more obvious over the coming months. In addition, interest rates and inflation remain low, and investors have a substantial amount of money parked in short-term investments that could drive share prices higher if it were moved into stocks. On the negative side, however, corporate earnings are depressed, and companies are too dependent upon debt. Furthermore, stocks generally are not cheap, even when compared with the earnings that could be expected in an economic recovery.

We continue to focus on companies whose
earnings we think will surpass analysts' expectations as the year progresses and whose stocks, including certain technology and insurance stocks, are inexpensive. We also expect strong profits in the paper industry when the economy improves because the industry's capacity has declined.

Overall, we are positioned to benefit from a strengthening economy, but we are focusing on companies that are financially strong just in case the recovery is slow. We are cautiously optimistic as we look ahead.

Prudential Jennison Equity Opportunity Fund Management Team

10

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     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  89.6%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace & Defense  2.1%
     144,100   Northrop Grumman Corp.                                 $   16,290,505
     153,500   Rockwell Collins, Inc.                                      3,871,270
                                                                      --------------
                                                                          20,161,775
-------------------------------------------------------------------------------------
Airlines  1.9%
     555,500   Delta Airlines, Inc.                                       18,175,960
-------------------------------------------------------------------------------------
Chemicals  5.0%
     404,200   Cambrex Corp.                                              17,016,820
     319,200   Engelhard Corp.                                             9,904,776
     244,800   FMC Corp.(a)                                               10,262,016
     648,300   IMC Global, Inc.                                            9,562,425
                                                                      --------------
                                                                          46,746,037
-------------------------------------------------------------------------------------
Commercial Services & Supplies  1.9%
     817,100   Ceridian Corp.(a)                                          18,017,055
-------------------------------------------------------------------------------------
Communication Equipment  1.0%
   1,518,900   3Com Corp.(a)                                               9,280,479
-------------------------------------------------------------------------------------
Computers & Peripherals  3.0%
     821,400   Compaq Computer Corp.                                       8,583,630
     682,100   Hewlett-Packard Co.                                        12,236,874
   1,126,100   Maxtor Corp.(a)                                             7,826,395
                                                                      --------------
                                                                          28,646,899
-------------------------------------------------------------------------------------
Diversified Financials  1.4%
     293,800   A.G. Edwards & Sons, Inc.                                  12,921,324
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  0.8%
     787,900   Cable & Wireless PLC (ADR) (United Kingdom)                 7,752,936

    See Notes to Financial Statements                                     11

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Electric Utilities  1.5%
     354,900   PPL Corp.                                              $   14,057,589
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  7.4%
     397,900   Diebold, Inc.                                              16,210,446
     605,500   Fisher Scientific International, Inc.(a)                   17,014,550
     871,600   Ingram Micro, Inc. Class A(a)                              14,424,980
     740,500   Solectron Corp.(a)                                          5,775,900
     792,800   Vishay Intertechnology, Inc.(a)                            16,125,552
                                                                      --------------
                                                                          69,551,428
-------------------------------------------------------------------------------------
Energy Equipment & Services  4.1%
     934,959   FMC Technologies, Inc.(a)                                  18,633,733
     386,500   Halliburton Co.                                             6,597,555
     397,000   Transocean Sedco Forex, Inc.                               13,192,310
                                                                      --------------
                                                                          38,423,598
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  1.9%
     718,600   Apogent Technologies, Inc.(a)                              17,735,048
-------------------------------------------------------------------------------------
Health Care Providers & Services  2.7%
     175,300   CIGNA Corp.                                                17,773,667
     380,300   Health Management Associates, Inc. Class A(a)               7,883,619
                                                                      --------------
                                                                          25,657,286
-------------------------------------------------------------------------------------
Household Durables  1.2%
     501,500   Tupperware Corp.                                           11,409,125
-------------------------------------------------------------------------------------
Insurance  13.0%
     393,000   AON Corp.                                                  13,755,000
     441,606   CNA Financial Corp.(a)                                     13,115,698
     274,200   Everest Reinsurance Group Ltd.                             19,013,028
     133,700   PartnerRe Ltd.                                              7,300,020
     631,500   The Allstate Corp.                                         23,851,755
     349,200   The Hartford Financial Services Group, Inc.                23,787,504
     230,100   XL Capital Ltd. Class A                                    21,479,835
                                                                      --------------
                                                                         122,302,840

    12                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Machinery  1.4%
     631,900   Pall Corp.                                             $   12,947,631
-------------------------------------------------------------------------------------
Media  10.3%
     290,800   Adelphia Communications Corp. Class A                       4,332,920
     334,300   Cablevision Systems New York Group Class A(a)              11,366,200
     628,900   Fox Entertainment Group, Inc. Class A(a)                   14,873,485
     392,100   General Motors Corp. Class H(a)                             6,450,045
     179,500   Knight-Ridder, Inc.                                        12,329,855
     996,700   Liberty Media Corp. Class A(a)                             12,598,288
     317,400   Mediacom Communications Corp.(a)                            4,446,774
     271,200   New York Times Co. Class A                                 12,979,632
   1,292,600   Pearson PLC (ADR) (United Kingdom)                         17,230,358
                                                                      --------------
                                                                          96,607,557
-------------------------------------------------------------------------------------
Metals & Mining  3.0%
     506,800   Newmont Mining Corp.                                       14,033,292
     581,600   Stillwater Mining Co.(a)                                   10,963,160
     184,400   United States Steel Corp.                                   3,346,860
                                                                      --------------
                                                                          28,343,312
-------------------------------------------------------------------------------------
Multiline Retail  2.8%
     376,900   Federated Department Stores, Inc.(a)                       15,396,365
     813,500   Saks, Inc.(a)                                              10,697,525
                                                                      --------------
                                                                          26,093,890
-------------------------------------------------------------------------------------
Oil & Gas  6.5%
     117,700   Amerada Hess Corp.                                          9,340,672
     257,980   Apache Corp.                                               14,673,903
     488,300   Conoco, Inc. Class A                                       14,248,594
     181,300   Newfield Exploration Co.(a)                                 6,706,287
     405,400   Unocal Corp.                                               15,790,330
                                                                      --------------
                                                                          60,759,786

    See Notes to Financial Statements                                     13

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Paper & Forest Products  4.0%
     568,000   Boise Cascade Corp.                                    $   20,584,320
     305,400   Temple-Inland, Inc.                                        17,322,288
                                                                      --------------
                                                                          37,906,608
-------------------------------------------------------------------------------------
Pharmaceuticals  4.4%
     352,200   Bristol-Myers Squibb Co.                                   14,260,578
     434,900   ICN Pharmaceuticals, Inc.                                  13,808,075
     337,500   Novartis AG (ADR) (Switzerland)                            13,365,000
                                                                      --------------
                                                                          41,433,653
-------------------------------------------------------------------------------------
Software  6.3%
     205,900   Adobe Systems, Inc.                                         8,295,711
     801,900   BMC Software, Inc.(a)                                      15,596,955
     909,200   Parametric Technology Corp.(a)                              5,491,568
     692,000   Sybase, Inc.(a)                                            12,089,240
     330,900   Synopsys, Inc.(a)                                          18,252,444
                                                                      --------------
                                                                          59,725,918
-------------------------------------------------------------------------------------
Textiles & Apparel  1.4%
     438,600   Polo Ralph Lauren Corp. Class A(a)                         12,798,348
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  0.6%
     236,700   Millicom International Cellular SA(a)                       1,590,624
     191,600   Sprint - PCS Group(a)                                       1,971,564
     232,600   Western Wireless Corp. Class A(a)                           2,032,924
                                                                      --------------
                                                                           5,595,112
                                                                      --------------
               Total long-term investments (cost $775,254,184)           843,051,194
                                                                      --------------

    14                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Portfolio of Investments as of March 31, 2002 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)            Description                          Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  11.0%
Commercial Paper  10.9%
                                American Express Credit Corp.
P-1            $   45,544        1.45%, 4/1/02                       $   45,544,000
                                Citicorp
P-1                11,889        1.75%, 4/1/02                           11,889,000
                                General Electric Capital Corp.
P-1                45,544        1.50%, 4/1/02                           45,544,000
                                                                     --------------
                                Total commercial paper
                                 (cost $102,977,000)                    102,977,000
                                                                     --------------
U.S. Government Securities  0.1
                                United States Treasury Bills
                                 1.76%, 6/27/02
                      200        (cost $199,149)                            199,136
                                                                     --------------
                                Total short-term investments
                                 (cost $103,176,149)                    103,176,136
                                                                     --------------
                                Total investments  100.6%
                                 (cost $878,430,333; Note 5)            946,227,330
                                Liabilities in excess of other
                                 assets  (0.6%)                          (5,263,736)
                                                                     --------------
                                Net Assets  100%                     $  940,963,594
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing securities.
ADR--American Depository Receipt
AG--Aktiengesellschaft (German Corporation).
PLC--Public Limited Company
SA--Societe Anonyme (French Corporation)
    See Notes to Financial Statements                                     15

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  March 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $878,430,333)                          $   946,227,330
Cash                                                                        65,496
Receivable for investments sold                                          6,716,613
Receivable for Series shares sold                                        5,660,977
Dividends and interest receivable                                        1,221,089
Deferred expenses and other assets                                           2,208
                                                                ------------------
      Total assets                                                     959,893,713
                                                                ------------------
LIABILITIES
Payable for investments purchased                                       16,432,630
Payable for Series shares reacquired                                     1,367,067
Management fee payable                                                     449,516
Distribution fees payable                                                  384,351
Accrued expenses and other liabilities                                     243,609
Foreign withholding tax payable                                             52,946
                                                                ------------------
      Total liabilities                                                 18,930,119
                                                                ------------------
NET ASSETS                                                         $   940,963,594
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                            $        59,892
   Paid-in capital in excess of par                                    872,684,714
                                                                ------------------
                                                                       872,744,606
   Undistributed net investment income                                     362,028
   Accumulated net realized gain on investments                             59,963
   Net unrealized appreciation on investments                           67,796,997
                                                                ------------------
Net assets, March 31, 2002                                         $   940,963,594
                                                                ------------------
                                                                ------------------

    16                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  March 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($259,244,283 / 16,358,129 shares of common stock
      issued and outstanding)                                               $15.85
   Maximum sales charge (5% of offering price)                                 .83
                                                                ------------------
   Maximum offering price to public                                         $16.68
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering price and redemption price per
      share ($312,872,366 / 20,246,655 shares of common stock
      issued and outstanding)                                               $15.45
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share
      ($91,811,132 / 5,941,351 shares of common stock issued
      and outstanding)                                                      $15.45
   Sales charge (1% of offering price)                                         .16
                                                                ------------------
   Offering price to public                                                 $15.61
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($277,035,813 / 17,345,976 shares of common stock
      issued and outstanding)                                               $15.97
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements                                     17

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                  March 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $107,067)        $   4,295,158
   Interest                                                            1,138,685
                                                                 -----------------
      Total income                                                     5,433,843
                                                                 -----------------
Expenses
   Management fee                                                      2,201,978
   Distribution fee--Class A                                             264,626
   Distribution fee--Class B                                           1,312,741
   Distribution fee--Class C                                             369,060
   Transfer agent's fees and expenses                                    530,000
   Dividends on securities sold short                                    103,000
   Reports to shareholders                                                90,000
   Registration fees                                                      90,000
   Custodian's fees and expenses                                          63,000
   Legal fees and expenses                                                20,000
   Audit fees                                                             11,000
   Directors' fees and expenses                                            7,000
   Miscellaneous                                                           7,109
                                                                 -----------------
      Total expenses                                                   5,069,514
                                                                 -----------------
Net investment income                                                    364,329
                                                                 -----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                           5,122,378
Net change in unrealized appreciation on investments                 106,622,814
                                                                 -----------------
Net gain on investments                                              111,745,192
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 112,109,521
                                                                 -----------------
                                                                 -----------------

    18                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months               Year
                                                  Ended                 Ended
                                              March 31, 2002      September 30, 2001
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $      364,329        $      515,207
   Net realized gain on investment
      transactions                                 5,122,378            33,522,873
   Net change in unrealized appreciation/
      depreciation on investments                106,622,814           (58,114,690)
                                            ------------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                  112,109,521           (24,076,610)
                                            ------------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                             --              (339,606)
      Class B                                             --                    --
      Class C                                             --                    --
      Class Z                                             --              (392,878)
                                            ------------------    ------------------
                                                          --              (732,484)
                                            ------------------    ------------------
   Distributions from net realized
      capital gains
      Class A                                     (8,189,887)           (8,276,602)
      Class B                                    (10,569,930)          (13,458,405)
      Class C                                     (2,926,106)           (1,732,612)
      Class Z                                     (6,845,932)           (2,672,838)
                                            ------------------    ------------------
                                                 (28,531,855)          (26,140,457)
                                            ------------------    ------------------
Series share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                 377,734,864           583,971,407
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                 27,387,511            25,678,498
   Cost of shares reacquired                    (125,438,120)         (186,104,329)
                                            ------------------    ------------------
   Net increase (decrease) in net assets
      from Series share transactions             279,684,255           423,545,576
                                            ------------------    ------------------
      Total increase                             363,261,921           372,596,025
NET ASSETS
Beginning of period                              577,701,673           205,105,648
                                            ------------------    ------------------
End of year(a)                                $  940,963,594        $  577,701,673
                                            ------------------    ------------------
                                            ------------------    ------------------
------------------------------
(a) Includes undistributed net investment
    income of                                 $      362,028        $           --
                                            ------------------    ------------------

    See Notes to Financial Statements                                     19

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Notes to Financial Statements (Unaudited)

      The Prudential Investment Portfolios, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of three series: Prudential Jennison Equity Opportunity Fund (the 'Series'), Prudential Jennison Growth Fund and Prudential Active Balanced Fund. These financial statements relate to Prudential Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

      The Series' investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sales price on such exchange or system on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), formerly known as Prudential Investments Fund Management LLC, in consultation with Jennison Associates LLC ('Jennison' or 'Subadviser'), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such
    20

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

pricing agent, representative of the market value of such securities as of the time of determination of net asset value, or using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value.

      Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Series amortizes discounts on purchases on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees), and realized and unrealized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Series' policy to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided in accordance with the Series' understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement for the Series with PI. Pursuant to a subadvisory agreement between PI and Jennison, Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for
                                                                          21

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

managing the assets of the Series in accordance with its investment objective and policies. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series up to $300 million and .575 of 1% of the average daily net assets of the Series over $300 million.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2002.

      PIMS has advised the Series that it received approximately $407,600 and $203,200 in front-end sales charges resulting from sales of Class A and C shares, respectively, during the six months ended March 31, 2002. From these fees PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended March 31, 2002 it received approximately $198,400 and $26,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PI, PIMS and Jennison are indirect wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. Throughout the six months ended March 31, 2002, the commitment amount changed. The commitment was $930 million from September 14, 2001, through December 31, 2001. The commitment was $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA to, among other things, increase the banks' commitment to $800 million and to allow
    22

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

the Funds to further increase the banks' commitment to up to $1 billion. The Fund pays quarterly its pro-rata portion of the annual aggregate commitment fee of .080 of 1% of the unused portion of the SCA. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the amended SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended March 31, 2002, the Series incurred fees of approximately $500,000 for the services of PMFS. As of March 31, 2002, approximately $97,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the six months ended March 31, 2002, Prudential Securities Incorporated ('PSI'), which is an indirect, wholly owned subsidiary of Prudential, earned approximately $35,900 in brokerage commissions from portfolio transactions executed on behalf of the Series.

      Effective November 1, 2001, the Fund paid networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was $30,000 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2002 were $483,009,426 and $278,446,962, respectively.

Note 5. Distributions and Tax Information
The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of March 31, 2002 were as follows:

                                                    Total Net
                                                    Unrealized
 Tax Basis       Appreciation     Depreciation     Appreciation
------------     ------------     ------------     ------------
$884,967,709     $ 96,946,438     $ 35,686,817     $ 61,259,621

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales.
                                                                          23

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 3.25 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, two of which (including the Series) offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------   -----------    ------------
Six months ended March 31, 2002:
Shares sold                                                  5,297,501    $ 80,793,561
Shares issued in reinvestment of distributions                 525,568       7,794,181
Shares reacquired                                           (1,816,143)    (27,659,298)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 4,006,926      60,928,444
Shares issued upon conversion from Class B                     278,542       4,280,295
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                4,285,468    $ 65,208,739
                                                           -----------    ------------
                                                           -----------    ------------
Year ended September 30, 2001:
Shares sold                                                 10,032,731    $154,138,069
Shares issued in reinvestment of distributions                 621,543       8,311,278
Shares reacquired                                           (3,707,628)    (55,959,239)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 6,946,646     106,490,108
Shares issued upon conversion from Class B                     665,877      10,029,539
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                7,612,523    $116,519,647
                                                           -----------    ------------
                                                           -----------    ------------
Class B
--------------------------------------------------------
Six months ended March 31, 2002:
Shares sold                                                  5,597,771    $ 83,349,565
Shares issued in reinvestment of distributions                 689,184       9,993,167
Shares reacquired                                           (1,198,344)    (17,750,342)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 5,088,611      75,592,390
Shares reacquired upon conversion from Class A                (285,374)     (4,280,295)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                4,803,237    $ 71,312,095
                                                           -----------    ------------
                                                           -----------    ------------

    24

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                      Shares          Amount
--------------------------------------------------------   -----------    ------------
Year ended September 30, 2001:
Shares sold                                                  9,855,127    $150,173,949
Shares issued in reinvestment of distributions                 966,767      12,654,979
Shares reacquired                                           (2,122,000)    (31,389,976)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 8,699,894     131,438,952
Shares reacquired upon conversion from Class A                (677,948)    (10,029,539)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                8,021,946    $121,409,413
                                                           -----------    ------------
                                                           -----------    ------------
Class C
--------------------------------------------------------
Six months ended March 31, 2002:
Shares sold                                                  1,975,087    $ 29,435,470
Shares issued in reinvestment of distributions                 193,470       2,805,319
Shares reacquired                                             (477,794)     (7,085,532)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                1,690,763    $ 25,155,257
                                                           -----------    ------------
                                                           -----------    ------------
Year ended September 30, 2001:
Shares sold                                                  3,690,288    $ 56,538,744
Shares issued in reinvestment of distributions                 128,670       1,684,289
Shares reacquired                                             (489,328)     (7,270,914)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                3,329,630    $ 50,952,119
                                                           -----------    ------------
                                                           -----------    ------------
Class Z
--------------------------------------------------------
Six months ended March 31, 2002:
Shares sold                                                 11,904,980    $184,156,268
Shares issued in reinvestment of distributions                 455,113       6,794,844
Shares reacquired                                           (4,762,121)    (72,942,948)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                7,597,972    $118,008,164
                                                           -----------    ------------
                                                           -----------    ------------
Year ended September 30, 2001:
Shares sold                                                 14,326,456    $223,120,645
Shares issued in reinvestment of distributions                 221,750       3,027,952
Shares reacquired                                           (5,945,704)    (91,484,200)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                8,602,502    $134,664,397
                                                           -----------    ------------
                                                           -----------    ------------

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights (Unaudited)

                                                                     Class A
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  14.03
                                                                   ----------
Income from investment operations
Net investment income                                                     .03(d)
Net realized and unrealized gain (loss) on investment
   transactions                                                          2.44
                                                                   ----------
      Total from investment operations                                   2.47
                                                                   ----------
Less distributions
Dividends from net investment income                                       --
Distributions from net realized gains                                    (.65)
                                                                   ----------
      Total distributions                                                (.65)
                                                                   ----------
Net asset value, end of period                                       $  15.85
                                                                   ----------
                                                                   ----------
TOTAL RETURN(c)                                                         17.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $259,244
Average net assets (000)                                             $212,283
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.08%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .83%(b)
   Net investment income                                                  .36%(b)
Class A, B, C and Z shares:
   Portfolio turnover rate                                                 41%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon average shares outstanding during the period.
    26                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                   Class A
--------------------------------------------------------------------------------------------------------------
                           Year Ended September 30,                                 November 7, 1996(a)
-------------------------------------------------------------------------------           Through
      2001                 2000                 1999                 1998            September 30, 1997
--------------------------------------------------------------------------------------------------------
    $  14.82             $  12.76             $  10.98             $  12.89               $  10.00
----------------         --------             --------             --------               --------
         .07(d)               .04                  .07                  .15                    .09
         .96                 3.38                 2.68                (1.32)                  2.87
----------------         --------             --------             --------               --------
        1.03                 3.42                 2.75                (1.17)                  2.96
----------------         --------             --------             --------               --------
        (.05)                  --                 (.06)                (.12)                  (.07)
       (1.77)               (1.36)                (.91)                (.62)                    --
----------------         --------             --------             --------               --------
       (1.82)               (1.36)                (.97)                (.74)                  (.07)
----------------         --------             --------             --------               --------
    $  14.03             $  14.82             $  12.76             $  10.98               $  12.89
----------------         --------             --------             --------               --------
----------------         --------             --------             --------               --------
        7.61%               29.23%               26.00%               (9.40)%                29.72%
    $169,393             $ 66,117             $ 37,158             $ 31,339               $ 34,846
    $123,058             $ 43,741             $ 35,815             $ 35,145               $ 27,008
        1.13%                1.19%                1.30%                1.31%                  1.58%(b)
         .88%                 .94%                1.05%                1.06%                  1.33%(b)
         .44%                 .64%                 .54%                1.20%                   .90%(b)
         144%                 145%                 111%                  99%                    55%

    See Notes to Financial Statements                                     27

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  13.74
                                                                   ----------
Income from investment operations
Net investment income (loss)                                             (.03)(d)
Net realized and unrealized gain (loss) on investment
   transactions                                                          2.39
                                                                   ----------
      Total from investment operations                                   2.36
                                                                   ----------
Less distributions
Dividends from net investment income                                       --
Distributions from net realized gains                                    (.65)
                                                                   ----------
      Total distributions                                                (.65)
                                                                   ----------
Net asset value, end of period                                       $  15.45
                                                                   ----------
                                                                   ----------
TOTAL RETURN(c)                                                         17.49%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $312,872
Average net assets (000)                                             $263,270
Ratios to average net assets:
  Expenses, including distribution and service (12b-1) fees              1.83%(b)
  Expenses, excluding distribution and service (12b-1) fees               .83%(b)
  Net investment income                                                  (.41)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon average shares outstanding during the period.
    28                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                   Class B
--------------------------------------------------------------------------------------------------------------
                           Year Ended September 30,                                 November 7, 1996(a)
-------------------------------------------------------------------------------           Through
      2001                 2000                 1999                 1998            September 30, 1997
--------------------------------------------------------------------------------------------------------
    $  14.61             $  12.68             $  10.96             $  12.86               $  10.00
----------------     ----------------     ----------------         --------               --------
        (.04(d)              (.02)                (.03)                 .06                    .02
         .94                 3.31                 2.67                (1.31)                  2.86
----------------     ----------------     ----------------         --------               --------
         .90                 3.29                 2.64                (1.25)                  2.88
----------------     ----------------     ----------------         --------               --------
          --                   --                 (.01)                (.03)                  (.02)
       (1.77)               (1.36)                (.91)                (.62)                    --
----------------     ----------------     ----------------         --------               --------
       (1.77)               (1.36)                (.92)                (.65)                  (.02)
----------------     ----------------     ----------------         --------               --------
    $  13.74             $  14.61             $  12.68             $  10.96               $  12.86
----------------     ----------------     ----------------         --------               --------
----------------     ----------------     ----------------         --------               --------
        6.76%               28.31%               24.98%              (10.01)%                28.83%
    $212,264             $108,440             $ 92,032             $ 84,751               $ 87,558
    $165,575             $ 96,325             $ 94,904             $ 93,465               $ 62,575
        1.88%                1.94%                2.05%                2.06%                  2.33%(b)
         .88%                 .94%                1.05%                1.06%                  1.33%(b)
        (.29)%               (.12)%               (.20)%                .46%                   .15%(b)

    See Notes to Financial Statements                                     29

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  13.74
                                                                   ----------
Income from investment operations
Net investment income (loss)                                             (.03)(d)
Net realized and unrealized gain (loss) on investment
   transactions                                                          2.39
                                                                   ----------
      Total from investment operations                                   2.36
                                                                   ----------
Less distributions
Dividends from net investment income                                       --
Distributions from net realized gains                                    (.65)
                                                                   ----------
      Total distributions                                                (.65)
                                                                   ----------
Net asset value, end of period                                       $  15.45
                                                                   ----------
                                                                   ----------
TOTAL RETURN(c)                                                         17.49%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $ 91,811
Average net assets (000)                                             $ 74,015
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.83%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .83%(b)
   Net investment income                                                 (.40)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon average shares outstanding during the period.
    30                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                   Class C
--------------------------------------------------------------------------------------------------------------
                           Year Ended September 30,                                 November 7, 1996(a)
-------------------------------------------------------------------------------           Through
      2001                 2000                 1999                 1998            September 30, 1997
--------------------------------------------------------------------------------------------------------
    $  14.61             $  12.68             $  10.96             $  12.86               $  10.00
    --------             --------             --------             --------               --------
        (.05)(d)             (.01)                (.02)                 .06                    .02
         .95                 3.30                 2.66                (1.31)                  2.86
    --------             --------             --------             --------               --------
         .90                 3.29                 2.64                (1.25)                  2.88
    --------             --------             --------             --------               --------
          --                   --                 (.01)                (.03)                  (.02)
       (1.77)               (1.36)                (.91)                (.62)                    --
    --------             --------             --------             --------               --------
       (1.77)               (1.36)                (.92)                (.65)                  (.02)
    --------             --------             --------             --------               --------
    $  13.74             $  14.61             $  12.68             $  10.96               $  12.86
    --------             --------             --------             --------               --------
    --------             --------             --------             --------               --------
        6.76%               28.31%               24.98%              (10.01)%                28.83%
    $ 58,424             $ 13,457             $  7,636             $  7,124               $  7,111
    $ 32,629             $  9,977             $  7,702             $  7,734               $  5,631
        1.88%                1.94%                2.05%                2.06%                  2.33%(b)
         .88%                 .94%                1.05%                1.06%                  1.33%(b)
        (.36)%               (.10)%               (.19)%                .46%                   .15%(b)

    See Notes to Financial Statements                                     31

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                       Class Z
                                                                 ------------------
                                                                 Six Months Ended
                                                                  March 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  14.12
                                                                   ----------
Income from investment operations
Net investment income                                                     .05(d)
Net realized and unrealized gain (loss) on investment
   transactions                                                          2.45
                                                                   ----------
      Total from investment operations                                   2.50
                                                                   ----------
Less distributions
Dividends from net investment income                                       --
Distributions from net realized gains                                    (.65)
                                                                   ----------
      Total distributions                                                (.65)
                                                                   ----------
Net asset value, end of period                                       $  15.97
                                                                   ----------
                                                                   ----------
TOTAL RETURN(c)                                                         18.03%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $277,036
Average net assets (000)                                             $205,399
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .83%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .83%(b)
   Net investment income                                                  .65%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon average shares outstanding during the period.
    32                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                   Class Z
--------------------------------------------------------------------------------------------------------------
                           Year Ended September 30,                                 November 7, 1996(a)
-------------------------------------------------------------------------------           Through
      2001                 2000                 1999                 1998            September 30, 1997
--------------------------------------------------------------------------------------------------------
    $  14.92             $  12.80             $  11.00                12.93               $  10.00
----------------     ----------------         --------             --------               --------
         .10(d)               .04                  .09                  .17                    .10
         .97                 3.44                 2.69                (1.33)                  2.92
----------------     ----------------         --------             --------               --------
        1.07                 3.48                 2.78                (1.16)                  3.02
----------------     ----------------         --------             --------               --------
        (.10)                  --                 (.07)                (.15)                  (.09)
       (1.77)               (1.36)                (.91)                (.62)                    --
----------------     ----------------         --------             --------               --------
       (1.87)               (1.36)                (.98)                (.77)                  (.09)
----------------     ----------------         --------             --------               --------
    $  14.12             $  14.92             $  12.80             $  11.00               $  12.93
----------------     ----------------         --------             --------               --------
----------------     ----------------         --------             --------               --------
        7.85%               29.64%               26.31%               (9.31)%                30.30%
    $137,620             $ 17,092             $  4,263             $  1,836               $    609
    $ 87,301             $  8,446             $  3,088             $  1,374               $    227
         .88%                 .94%                1.05%                1.06%                  1.33%(b)
         .88%                 .94%                1.05%                1.06%                  1.33%(b)
         .66%                 .96%                 .76%                1.54%                  1.15%(b)

    See Notes to Financial Statements                                     33

The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
---------------------------------------------------------------
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The Prudential Investment Portfolios, Inc.
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The Prudential Investment Portfolios, Inc.
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The Prudential Investment Portfolios, Inc.
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

    www.prudential.com  (800) 225-1852

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Prudential Global Total Return Fund, Inc.

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Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
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Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
----------------------------------------------
Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
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Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
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      Small Capitalization Growth Fund
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      Small Capitalization Value Fund
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      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction.
There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

            www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

rudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
Maria G. Master, Assistant Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols     Nasdaq      CUSIP
  Class A        PJIAX     74437E503
  Class B        PJIBX     74437E602
  Class C        PJGCX     74437E701
  Class Z        PJGZX     74437E800

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2002, were not audited and, accordingly, no auditors' opinion is expressed on them.

(LOGO)


Fund Symbols     Nasdaq       CUSIP
  Class A        PJIAX      74437E503
  Class B        PJIBX      74437E602
  Class C        PJGCX      74437E701
  Class Z        PJGZX      74437E800

MF172E2      IFS-A070973

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.